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Excelsior Funds

Prospectus

March 15, 2004

Excelsior Funds Trust

Equity Core Fund

Investment Adviser
United States Trust Company of New York
U.S. Trust Company, N.A.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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Table of Contents

Excelsior Funds Trust is a mutual fund that offers shares in separate investment portfolios that have individual investment goals, strategies and risks. This prospectus gives you important information about the Shares class of the Equity Core Fund of Excelsior Funds Trust (the "Fund") that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to the Fund. For more detailed information about the Fund, please see:

                                                                             Page
Equity Core Fund......................................................          4
More Information About Investment Strategies And Risks................          6
Temporary Investments.................................................          6
More Information About Fund Investments...............................          7
Investment Adviser....................................................          7
Portfolio Managers....................................................          7
Legal Proceedings.....................................................          8
Purchasing, Selling And Exchanging Fund Shares........................          8
Distribution Of Fund Shares...........................................         11
Dividends And Distributions...........................................         11
Taxes.................................................................         11
Financial Highlights..................................................         12
How To Obtain More Information About Excelsior Funds Trust............ Back Cover

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Introduction -- Risk/Return
Information Common to the Fund

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal, strategies and risks for reaching that goal. The investment advisers invest Fund assets in a way that they believe will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. An investment adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment adviser does, you could lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The Adviser's Equity Investment Philosophy:
The United States Trust Company of New York and U.S. Trust Company, N.A. (together, the "Adviser") manage the Fund's investments with a view toward long-term success. To achieve this success, the Adviser utilizes two fundamental investment strategies, value and growth. These strategies are combined with "longer-term investment themes" to assess the investment potential of individual companies. Specific investment selection is a "bottom-up" approach, guided by these strategies and themes to ensure proper diversification, risk control and market focus.

   Value:
   This long-term strategy consists of searching for, identifying and obtaining the benefits of present or future investment values. For example, such values may be found in a company's future earnings potential or in its existing resources and assets. Accordingly, the Adviser is constantly engaged in assessing, comparing and judging the worth of companies, particularly in comparison to the price the markets place on such companies' shares.

   Growth:
   This long-term strategy consists of buying and holding equity securities of companies that the Adviser believes to be of high quality and high growth potential. Typically, these companies are industry leaders with the potential to dominate their markets by being low-cost, high-quality producers of products or services. Usually these companies have an identifiable competitive advantage. The Adviser believes that the earnings growth rate of these companies is the primary determinant of their stock prices and that efficient markets will reward consistently above average earnings growth with greater-than-average capital appreciation over the long-term.

   Themes:
   To complete the Adviser's investment philosophy in managing the Fund, the investment strategies discussed above are applied in concert with longer-term investment themes to identify investment opportunities. These longer-term themes are strong and inexorable trends arising from time to time from economic, social, demographic and cultural forces. The Adviser also believes that understanding the instigation, catalysts and effects of these longer-term trends will enable it to identify companies that are currently or will soon benefit from these trends.

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Equity Core Fund
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  FUND SUMMARY

  Investment Goal Total return through long-term capital appreciation

  Investment Focus Common stocks of U.S. companies

  Share Price Volatility High

  Principal Investment Strategy Invests in a diversified portfolio of companies that the Adviser believes are undervalued in the market

  Investor Profile Investors seeking growth of capital through a diversified portfolio of securities, and who are willing to accept the risks of investing in equity securities

Investment Objective
The Equity Core Fund seeks total return on its assets through long-term capital appreciation. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Investment Strategy of the Equity Core Fund
Under normal circumstances, the Equity Core Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. companies. These equity securities include common stocks and securities convertible into common stock of U.S. companies that the Adviser believes have value that is not currently reflected in their market prices. The Adviser generally diversifies the Fund's investments over a variety of industries and types of companies. The Fund may invest in companies of any size, including small, high growth companies.

The Adviser takes a long-term approach to managing the Fund and is not constrained by any particular investment style. At any given time it may buy "growth" stocks or "value" stocks, or a combination of both types. The Adviser will try to identify companies with characteristics that will lead to future earnings growth or recognition of their true value. In selecting investments for the Fund, the Adviser will combine fundamental research with valuation targets to identify companies trading at what the Adviser believes are reasonable prices and displaying characteristics expected to lead to greater recognition of true value. The Adviser believes that events such as restructuring activities and industry consolidations can be the catalysts necessary to realize this value. The Adviser further seeks stocks with high earnings growth or total return which, in the opinion of the Adviser, will lead to appreciation in stock price. The Adviser will consider selling an investment of the Fund if it determines that a stock is overpriced or if a particular stock or group of stocks in the same industry is dominating the Fund's portfolio.

Principal Risks of Investing in the Equity Core Fund
Since it purchases equity securities, the Equity Core Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Since the Fund will invest in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Given the Fund's subordinated position to the holders of preferred stock and creditors of that company, it is possible that all funds of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole. The Fund is also subject to the risk that equity securities may discontinue paying dividends.

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The Fund will also be subject to risks particular to its investments in convertible securities. These securities may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuer's capital structure and are consequently of higher quality and generally entail less risk than the issuer's common stock.

The Fund also may be subject to risks particular to its investments in medium and smaller capitalization companies. The Fund considers medium capitalization companies to generally have market capitalizations between $1.5 billion and $10 billion and smaller capitalization companies to generally have market capitalizations up to $1.5 billion. Medium and smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources and may depend on a relatively small management group. Therefore, stocks of these companies may be more volatile than those of larger companies.

Performance Information
Performance history will be available for the Fund after it has been in operation for one calendar year.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                              0.75%
Other Expenses                               0.47%
Distribution (12b-1) Fees                    0.00%*
----------------------------------------------------
Total Annual Fund Operating Expenses         1.22%
  Less Fee Waivers and Expense
    Reimbursements                         (0.17)%**
----------------------------------------------------
  Net Annual Fund Operating Expenses         1.05%**

* The Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act that authorizes the payment of up to 0.25% for the distribution of Fund shares. However, the Plan is not active at this time. The Distributor does not intend to activate the Plan during the Fund's current fiscal year. As a result, the Board of Trustees of the Fund has determined that no fees will be paid by the Fund during the current fiscal year.
** Percentages based upon estimated amounts for the current fiscal year. The
   Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.05%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. For more information see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

                                  1 Year 3 Years
                                ----------------
                                   $107   $370

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More Information About Investment Strategies and Risks
The following reflects investment strategies and risks that are not principal investment strategies or risks of investing in the Fund.

Foreign Security Risk
The Fund may invest in the securities of foreign issuers. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial-reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Emerging Market Risk
Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging markets countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Currency Risk
As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. Investments in foreign securities denominated in foreign currencies involve additional risks, including: (1) the Fund may incur substantial costs in connection with conversions between various currencies; (ii) only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets; and (iii) securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Liquidity Risk
The Fund may not be able to pay redemption proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. A Fund that invests in non-investment grade fixed income securities or emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events or adverse investor perceptions whether or not accurate.

Expropriation Risk
Foreign governments may expropriate the Fund's investments either directly by restricting the Fund's ability to sell a security or imposing exchange controls that restrict the sale of a currency, or indirectly by taxing the Fund's investments at such high levels as to constitute confiscation of the security. There may be limitations on the ability of the Fund to pursue and collect a legal judgment against a foreign government.

Market Timing
While the Fund has a policy that discourages mutual fund market timing and maintains procedures designed to provide reasonable assurances that such activity will be identified and terminated, no policy or procedure can guarantee that all such activity will in fact be identified or that such activity can be completely eliminated. Market timing can be disruptive to the Fund's portfolio management and may increase transaction costs incurred by the Fund.

Temporary Investments
The investments and strategies described in this prospectus are those that are used under normal conditions. During adverse economic, market or other conditions, the Fund may take temporary defensive positions such as

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investing up to 100% of its assets in investments that would not ordinarily be consistent with the Fund's objective, or remaining uninvested. The Fund may not achieve its goal when so invested. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, the Fund cannot guarantee that it will achieve its investment goal.

More Information About Fund Investments
In addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices that are not principal investments or strategies of the Fund. These investments and strategies are described in detail in the Fund's Statement of Additional Information.

Investment Adviser
United States Trust Company of New York and U.S. Trust Company, N.A. (together, the "Adviser"), acting through their respective registered investment advisory divisions, U.S. Trust New York Asset Management Division and U.S. Trust Company, N.A. Asset Management Division, serve as investment adviser to the Fund. United States Trust Company of New York is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company, N.A. is a national bank organized under the laws of the United States. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company.

U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab"). Charles R. Schwab is the founder, Chairman and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation's largest financial services firms and the nation's largest electronic brokerage firm, in each case measured by customer assets. At December 31, 2003, Schwab served 7.5 million active accounts with $967 billion in customer assets.

United States Trust Company of New York (together with the other wholly-owned subsidiaries of U.S. Trust Corporation, "U.S. Trust") is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On December 31, 2003, U.S. Trust had approximately $102 billion in aggregate assets under management. United States Trust Company of New York has its principal offices at 114 W. 47th Street, New York, NY 10036. U.S. Trust Company, N.A. is headquartered in Greenwich, Connecticut.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program.

U.S. Trust advises and manages assets for its private clients and funds, some of which have investment objectives and policies similar to the Fund. U.S. Trust will not have any obligation to make available or use any information regarding these proprietary investment activities for the benefit of the Fund. The research department of U.S. Trust prepares research reports that are utilized by this Fund, wealth managers of U.S. Trust and Schwab and its affiliates. It is U.S. Trust's intention to distribute this information as simultaneously as possible to all recipients. However, where the investment adviser of a Fund prepares such research, that Fund may and often does receive and act upon that information before it is disseminated to other parties, which in turn may have a negative effect on the price of the security subject to research.

The Board of Trustees of Excelsior Funds Trust supervises the Adviser and establish policies that the Adviser must follow in its management activities.

For the period commencing on the date of this Prospectus and ending on March 31, 2005, the Adviser has contractually agreed to waive fees and reimburse expenses to keep the Fund's net annual fund operating expenses from exceeding the percentages stated in the "Annual Fund Operating Expenses" section for the Fund. This waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, the agreement will renew automatically for the Fund's next fiscal year unless the Adviser or Excelsior Funds Trust terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund's next fiscal year.

Portfolio Managers
All investment decisions for the Fund are made by a committee of investment professionals and no persons are primarily responsible for making recommendations to that committee.

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Research analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.

Legal Proceedings
The Adviser and Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (the "Companies") have been contacted by the Office of the New York State Attorney General (the "NYAG") and the Adviser has been contacted by the U.S. Securities and Exchange Commission (the "SEC") in connection with their investigation of practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. The Adviser and the Companies have been providing full cooperation with respect to these investigations.

The Adviser and the Companies continue to review the facts and circumstances relevant to the SEC's and the NYAG's investigations. At the present time, management of the Adviser is unable to estimate the impact, if any, that the outcome of these investigations may have on the Companies.

On November 20, 2003, a class action complaint was filed in the United States District Court for the Northern District of California against Schwab, Charles Schwab & Co., Inc., the Adviser, the Companies and Doe Defendants. The action, which is brought on behalf of all purchasers, redeemers and holders of the Companies, who purchased, held or otherwise acquired shares of the Companies from November 23, 1998, through November 14, 2003, inclusive (the "Class Period"), alleges violations of the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940 and for common law breach of fiduciary duties. The complaint alleges that during the Class Period, Schwab, Charles Schwab & Co., Inc., the Adviser and the Companies allowed the Doe Defendants and others to engage in illegal and improper trading practices, in concert with certain institutional traders, which caused financial injury to the shareholders of the Companies. The Adviser and the Companies are evaluating the claims in the complaint and intend to vigorously defend them. At the present time, management of the Adviser is unable to estimate the impact, if any, that the outcome of this action may have on the Companies. The Adviser believes that additional lawsuits, similar to this lawsuit, may be filed in the future against Schwab, Charles Schwab & Co., Inc., the Adviser, the Companies and related parties.

Purchasing, Selling and Exchanging Fund Shares
This section tells you how to purchase, sell (sometimes called "redeem") and exchange shares of the Fund.

How to Purchase Fund Shares
You may purchase shares directly by:
..  Mail
..  Telephone
..  Wire
..  Automatic Investment Program, or
..  Automated Clearinghouse (ACH)

To purchase shares directly from us, please call (800) 446-1012 (from overseas, call (617) 483-7297), or complete and send in the application to Excelsior Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8529, Boston, MA 02266-8529. Unless you arrange to pay by wire or through the automatic investment program, write your check, payable in U.S. dollars, to "Excelsior Funds" and include the name of the appropriate Fund on the check. The Fund cannot accept third-party checks, credit cards, credit card checks, money orders, starter checks or cash. To purchase shares by wire, please call us for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

State Street Bank & Trust
ABA # 011000028
DDA # 99055352
Specify Excelsior Fund Name
Fund Account Number
Account Registration

Investors making initial investments by wire must promptly complete the application and forward it to the address indicated on the application. Investors making subsequent investments by wire should follow the above instructions.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and

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programs to prevent money laundering activities. Excelsior Funds must adopt such policies and procedures, including procedures to verify the identity of customers opening new accounts. Until such verification is made, Excelsior Funds may temporarily limit additional share purchases. In addition, Excelsior Funds may limit additional share purchases or close an account if it is unable to verify a customer's identity.

General Information
You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a "Business Day"). The Fund may reject any purchase request if it is determined that accepting the request would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase request in good order. We consider requests to be in "good order" when all required documents are properly completed, signed and received.

The Fund calculates its NAV once each Business Day at the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern time) (the "Evaluation Time"). So, for you to receive the current Business Day's NAV, the Fund must receive your purchase request in good order before the Evaluation Time.

How We Calculate NAV
NAV of each class of the Fund is the value of the assets attributable to the class less liabilities attributable to the class divided by the number of outstanding shares of the class.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Adviser thinks that they are unreliable, fair value prices may be determined in good faith by the Adviser and the Fund's co-administrator, SEI Investments Global Funds Services, using methods approved by the Board of Trustees. Fixed income investments with remaining maturities of 60 days or less generally are valued at their amortized cost which approximates their market value.

The Fund may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of the Fund's investments may change on days when you cannot purchase or sell Fund shares.

Minimum Purchases
To purchase shares for the first time, you must invest at least $500 ($250 for IRAs) in the Fund. Your subsequent investments must be made in amounts of at least $50. The Fund may accept investments of smaller amounts at its discretion.

Automatic Investment Program
If you have a checking, money market or NOW account with a bank, you may purchase shares automatically through regular deductions from your account in amounts of at least $50 per transaction.

With a $50 minimum initial investment, you may begin regularly scheduled investments once per month, on either the first or fifteenth day, or twice per month, on both days.

How to Sell Your Fund Shares
You may sell shares directly by:
..  Mail
..  Telephone
..  Systematic Withdrawal Plan, or
..  Automated Clearinghouse (ACH)

Holders of Fund Shares may sell (sometimes called "redeem") shares by following the procedures established when they opened their account or accounts. If you have questions, call (800) 446-1012 (from overseas, call (617) 483-7297).

You may sell your shares by sending a written request for redemption to:

Excelsior Funds
c/o Boston Financial Data Services, Inc.
P.O. Box 8529
Boston, MA 02266-8529

Please be sure to indicate the number of shares to be sold, identify your account number and sign the request.

If you own your shares directly and previously indicated on your account application or arranged in writing to do so, you may sell your shares on any Business Day by contacting the Fund directly by telephone at (800) 446-1012 (from overseas, call (617) 483-7297). The minimum amount for telephone redemptions is $500. Shares will not be redeemed by the Fund unless all required documents have been received by the Fund.

If you own your shares through an account with a broker or other institution, contact that broker or institution to

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sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to sell $50,000 or more of your shares, or any amount if the proceeds are to be sent to an address other than the address of record, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request in good order.

Systematic Withdrawal Plan
If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals from the Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

Receiving Your Money
Normally, we will send your sale proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Redemptions in Kind
We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise, we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Sales of Your Shares
If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Sell Your Shares
The Fund may suspend your right to sell your shares if the NYSE restricts trading, or if the SEC declares an emergency. More information about this is in the Fund's Statement of Additional Information.

How to Exchange Your Shares
You may exchange your Shares on any Business Day for shares of any portfolio of Excelsior Funds, Inc. or Excelsior Tax-Exempt Funds, Inc., or for Shares of certain portfolios of Excelsior Funds Trust. In order to protect other shareholders, your exchanges may be limited if it is in the best interests of the Fund and its shareholders. This limitation is not intended to limit a shareholder's right to redeem shares. Rather, the limitation is intended to curb short-term trading. Shares can be exchanged directly by mail, or by telephone if you previously selected the telephone exchange option on the account application.

You may also exchange shares through your financial institution. Exchange requests must be for an amount of at least $500.

If you recently purchased shares by check you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request in good order.

Telephone Transactions
Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not liable for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine, provided that the Fund follows its telephone transaction procedures. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

Authorized Intermediaries
Certain intermediaries, such as brokers or other shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. Some of these organizations may charge a fee for these transactions. These intermediaries may authorize other organizations to accept purchase, redemption and ex-

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change requests for Fund shares. These requests will be executed on the same day, if the authorized intermediary receives the request in good form before the Evaluation Time on that day. Requests that are received after the Evaluation Time will be executed on the following Business Day. Authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

Shareholder and Administrative Services
The Fund is permitted to pay a fee of up to 0.25% of the average daily net assets of the Fund to certain organizations for providing shareholder and administrative services to their customers who hold shares of the Fund. These services may include assisting in the processing of purchase, redemption and exchange requests and providing periodic account statements and other administrative services. The Adviser, out of its own resources, may additionally compensate certain organizations for providing these services.

Distribution of Fund Shares
The Fund has adopted a distribution plan that allows shares of the Fund to pay distribution fees for the sale and distribution of its shares in an amount not to exceed the annual rate of 0.25% of the average daily net asset value of the Fund's outstanding shares. However, fees are not currently being paid under the distribution plan. If the distribution plan is ever implemented, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges because these fees are paid out of the Fund's assets continuously.

To the extent allowable under NASD rules, the Fund's distributor may institute promotional incentive programs for dealers, which will be paid for by the distributor out of its own assets and not out of the assets of the Fund. Subject to NASD rules and regulation, compensation may include promotional and other merchandise, sales and training programs and other special events sponsored by dealers. Compensation may also include payment for reasonable expenses incurred in connection with trips taken by invited registered representatives for meetings or seminars of a training or educational nature.

Dividends and Distributions
The Fund distributes dividends from its income quarterly.

The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

Dividends and distributions for shares held of record by U.S. Trust or correspondent banks will be paid in cash. Otherwise, dividends and distributions will be paid in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes
The Fund will distribute substantially all of its taxable income including its net capital gain (the excess of long-term capital gain over short-term capital loss), if any. Distributions you receive from the Fund will generally be taxable regardless of whether they are paid in cash or reinvested in additional shares. Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as dividend income.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

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Distributions on, and sales, exchanges and redemptions of, shares held in an
IRA (or other tax-qualified plan) will generally not be currently taxable unless debt financed.

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of the Fund's distributions, if any, that are attributable to interest on federal securities.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

More information about taxes is in the Fund's Statement of Additional
Information.

Financial Highlights
Performance information is not presented for the Fund since it has no operating history.

Excelsior Funds Trust

Investment Adviser
United States Trust Company of New York
114 W. 47th Street
New York, New York 10036

U.S. Trust Company, N.A.
225 High Ridge Road
Stamford, Connecticut 06905

Distributor
Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-5829

More information about the Fund is available without charge through the following:

Statement of Additional Information (SAI)
The SAI dated March 15, 2004, includes detailed information about the Shares class of the Equity Core Fund of Excelsior Funds Trust. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

To Obtain an SAI or More Information:
By Telephone: Call (800) 446-1012 (from overseas, call (617) 483-7297)

By Mail: Excelsior Funds, P.O. Box 8529, Boston, MA 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184)

By Internet: http://www.excelsiorfunds.com

From the SEC: You can also obtain the SAI, as well as other information about Excelsior Funds Trust, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Excelsior Funds Trust's Investment Company Act registration number is 811-8490.

PROECF0304

[PHOTO]

       FC Photo


Excelsior Institutional Shares

Prospectus

March 15, 2004

Excelsior Funds Trust

Equity Core Fund

Investment Adviser
United States Trust Company of New York
U.S. Trust Company, N.A.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[LOGO]

Table of Contents

Excelsior Funds Trust is a mutual fund that offers shares in separate investment portfolios that have individual investment goals, strategies and risks. This prospectus gives you important information about the Institutional Shares class of the Equity Core Fund of Excelsior Funds Trust (the "Fund") that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to the Fund. For more detailed information about the Fund, please see:

                                                                             Page
Equity Core Fund......................................................          4
More Information About Investment Strategies And Risks................          6
Temporary Investments.................................................          6
More Information About Fund Investments...............................          7
Investment Adviser....................................................          7
Portfolio Managers....................................................          8
Legal Proceedings.....................................................          8
Purchasing, Selling And Exchanging Fund Shares........................          8
Dividends And Distributions...........................................         11
Taxes.................................................................         11
Financial Highlights..................................................         11
How To Obtain More Information About Excelsior Funds Trust............ Back Cover

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Introduction -- Risk/Return
Information Common to the Fund

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal, strategies and risks for reaching that goal. The investment advisers invest Fund assets in a way that they believe will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. An investment adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment adviser does, you could lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The Adviser's Equity Investment Philosophy:
The United States Trust Company of New York and U.S. Trust Company, N.A. (together, the "Adviser") manage the Fund's investments with a view toward long-term success. To achieve this success, the Adviser utilizes two fundamental investment strategies, value and growth. These strategies are combined with "longer-term investment themes" to assess the investment potential of individual companies. Specific investment selection is a "bottom-up" approach, guided by these strategies and themes to ensure proper diversification, risk control and market focus.

   Value:
   This long-term strategy consists of searching for, identifying and obtaining the benefits of present or future investment values. For example, such values may be found in a company's future earnings potential or in its existing resources and assets. Accordingly, the Adviser is constantly engaged in assessing, comparing and judging the worth of companies, particularly in comparison to the price the markets place on such companies' shares.

   Growth:
   This long-term strategy consists of buying and holding equity securities of companies that the Adviser believes to be of high quality and high growth potential. Typically, these companies are industry leaders with the potential to dominate their markets by being low-cost, high-quality producers of products or services. Usually these companies have an identifiable competitive advantage. The Adviser believes that the earnings growth rate of these companies is the primary determinant of their stock prices and that efficient markets will reward consistently above average earnings growth with greater-than-average capital appreciation over the long-term.

   Themes:
   To complete the Adviser's investment philosophy in managing the Fund, the investment strategies discussed above are applied in concert with longer-term investment themes to identify investment opportunities. These longer-term themes are strong and inexorable trends arising from time to time from economic, social, demographic and cultural forces. The Adviser also believes that understanding the instigation, catalysts and effects of these longer-term trends will enable it to identify companies that are currently or will soon benefit from these trends.

                                    [GRAPHIC]




Equity Core Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Total return through long-term capital appreciation

  Investment Focus Common stocks of U.S. companies

  Share Price Volatility High

  Principal Investment Strategy Invests in a diversified portfolio of companies that the Adviser believes are undervalued in the market

  Investor Profile Investors seeking growth of capital through a diversified portfolio of securities, and who are willing to accept the risks of investing in equity securities

Investment Objective
The Equity Core Fund seeks total return on its assets through long-term capital appreciation. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Investment Strategy of the Equity Core Fund
Under normal circumstances, the Equity Core Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. companies. These equity securities include common stocks and securities convertible into common stock of U.S. companies that the Adviser believes have value that is not currently reflected in their market prices. The Adviser generally diversifies the Fund's investments over a variety of industries and types of companies. The Fund may invest in companies of any size, including small, high growth companies.

The Adviser takes a long-term approach to managing the Fund and is not constrained by any particular investment style. At any given time it may buy "growth" stocks or "value" stocks, or a combination of both types. The Adviser will try to identify companies with characteristics that will lead to future earnings growth or recognition of their true value. In selecting investments for the Fund, the Adviser will combine fundamental research with valuation targets to identify companies trading at what the Adviser believes are reasonable prices and displaying characteristics expected to lead to greater recognition of true value. The Adviser believes that events such as restructuring activities and industry consolidations can be the catalysts necessary to realize this value. The Adviser further seeks stocks with high earnings growth or total return which, in the opinion of the Adviser, will lead to appreciation in stock price. The Adviser will consider selling an investment of the Fund if it determines that a stock is overpriced or if a particular stock or group of stocks in the same industry is dominating the Fund's portfolio.

Principal Risks of Investing in the Equity Core Fund
Since it purchases equity securities, the Equity Core Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Since the Fund will invest in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Given the Fund's subordinated position to the holders of preferred stock and creditors of that company, it is possible that all funds of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole. The Fund is also subject to the risk that equity securities may discontinue paying dividends.

The Fund will also be subject to risks particular to its investments in convertible securities. These securities may

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include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuer's capital structure and are consequently of higher quality and generally entail less risk than the issuer's common stock.

The Fund also may be subject to risks particular to its investments in medium and smaller capitalization companies. The Fund considers medium capitalization companies to generally have market capitalizations between $1.5 billion and $10 billion and smaller capitalization companies to generally have market capitalizations up to $1.5 billion. Medium and smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources and may depend on a relatively small management group. Therefore, stocks of these companies may be more volatile than those of larger companies.

Performance Information
Performance history will be available for the Fund after it has been in operation for one calendar year.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                              0.75%
Other Expenses                               0.47%
---------------------------------------------------
Total Annual Fund Operating Expenses         1.22%
  Less Fee Waivers and Expense
    Reimbursements                         (0.17)%*
---------------------------------------------------
  Net Annual Fund Operating Expenses         1.05%*

* Percentages based upon estimated amounts for the current fiscal year. The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.05%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. For more information see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

                                  1 Year 3 Years
                                ----------------
                                   $107   $370

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More Information About Investment Strategies and Risks
The following reflects investment strategies and risks that are not principal investment strategies or risks of investing in the Fund.

Foreign Security Risk
The Fund may invest in the securities of foreign issuers. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial-reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Emerging Market Risk
Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging markets countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Currency Risk
As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. Investments in foreign securities denominated in foreign currencies involve additional risks, including: (i) the Fund may incur substantial costs in connection with conversions between various currencies; (ii) only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets; and (iii) securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Liquidity Risk
The Fund may not be able to pay redemption proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. A Fund that invests in non-investment grade fixed income securities or emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events or adverse investor perceptions whether or not accurate.

Expropriation Risk
Foreign governments may expropriate the Fund's investments either directly by restricting the Fund's ability to sell a security or imposing exchange controls that restrict the sale of a currency, or indirectly by taxing the Fund's investments at such high levels as to constitute confiscation of the security. There may be limitations on the ability of the Fund to pursue and collect a legal judgment against a foreign government.

Market Timing
While the Fund has a policy that discourages mutual fund market timing and maintains procedures designed to provide reasonable assurances that such activity will be identified and terminated, no policy or procedure can guarantee that all such activity will in fact be identified or that such activity can be completely eliminated. Market timing can be disruptive to the Fund's portfolio management and may increase transaction costs incurred by the Fund.

Temporary Investments
The investments and strategies described in this prospectus are those that are used under normal conditions. During adverse economic, market or other con-

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ditions, the Fund may take temporary defensive positions such as investing up to 100% of its assets in investments that would not ordinarily be consistent with the Fund's objective, or remaining uninvested. The Fund may not achieve its goal when so invested. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, the Fund cannot guarantee that it will achieve its investment goal.

More Information About Fund Investments
In addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices that are not principal investments or strategies of the Fund. These investments and strategies are described in detail in the Fund's Statement of Additional Information.

Investment Adviser
United States Trust Company of New York and U.S. Trust Company, N.A. (together, the "Adviser"), acting through their respective registered investment advisory divisions, U.S. Trust New York Asset Management Division and U.S. Trust Company, N.A. Asset Management Division, serve as investment adviser to the Fund. United States Trust Company of New York is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company, N.A. is a national bank organized under the laws of the United States. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company.

U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab"). Charles R. Schwab is the founder, Chairman and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation's largest financial services firms and the nation's largest electronic brokerage firm, in each case measured by customer assets. At December 31, 2003, Schwab served 7.5 million active accounts with $967 billion in customer assets.

United States Trust Company of New York (together with the other wholly-owned subsidiaries of U.S. Trust Corporation, "U.S. Trust") is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On December 31, 2003, U.S. Trust had approximately $102 billion in aggregate assets under management. United States Trust Company of New York has its principal offices at 114 W. 47th Street, New York, NY 10036. U.S. Trust Company, N.A. is headquartered in Greenwich, Connecticut.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program.

U.S. Trust advises and manages assets for its private clients and funds, some of which have investment objectives and policies similar to the Fund. U.S. Trust will not have any obligation to make available or use any information regarding these proprietary investment activities for the benefit of the Fund. The research department of U.S. Trust prepares research reports that are utilized by this Fund, wealth managers of U.S. Trust and Schwab and its affiliates. It is U.S. Trust's intention to distribute this information as simultaneously as possible to all recipients. However, where the investment adviser of a Fund prepares such research, that Fund may and often does receive and act upon that information before it is disseminated to other parties, which in turn may have a negative effect on the price of the security subject to research.

The Board of Trustees of Excelsior Funds Trust supervises the Adviser and establish policies that the Adviser must follow in its management activities.

For the period commencing on the date of this Prospectus and ending on March 31, 2005, the Adviser has contractually agreed to waive fees and reimburse expenses to keep the Fund's net annual fund operating expenses from exceeding the percentages stated in the "Annual Fund Operating Expenses" section for the Fund. This waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, the agreement will renew automatically for the Fund's next fiscal year unless the Adviser or Excelsior Funds Trust terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund's next fiscal year.

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Portfolio Managers
All investment decisions for the Fund are made by a committee of investment professionals and no persons are primarily responsible for making recommendations to that committee.

Research analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.

Legal Proceedings
The Adviser and Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (the "Companies") have been contacted by the Office of the New York State Attorney General (the "NYAG") and the Adviser has been contacted by the U.S. Securities and Exchange Commission (the "SEC") in connection with their investigation of practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. The Adviser and the Companies have been providing full cooperation with respect to these investigations.

The Adviser and the Companies continue to review the facts and circumstances relevant to the SEC's and the NYAG's investigations. At the present time, management of the Adviser is unable to estimate the impact, if any, that the outcome of these investigations may have on the Companies.

On November 20, 2003, a class action complaint was filed in the United States District Court for the Northern District of California against Schwab, Charles Schwab & Co., Inc., the Adviser, the Companies and Doe Defendants. The action, which is brought on behalf of all purchasers, redeemers and holders of the Companies, who purchased, held or otherwise acquired shares of the Companies from November 23, 1998, through November 14, 2003, inclusive (the "Class Period"), alleges violations of the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940 and for common law breach of fiduciary duties. The complaint alleges that during the Class Period, Schwab, Charles Schwab & Co., Inc., the Adviser and the Companies allowed the Doe Defendants and others to engage in illegal and improper trading practices, in concert with certain institutional traders, which caused financial injury to the shareholders of the Companies. The Adviser and the Companies are evaluating the claims in the complaint and intend to vigorously defend them. At the present time, management of the Adviser is unable to estimate the impact, if any, that the outcome of this action may have on the Companies. The Adviser believes that additional lawsuits, similar to this lawsuit, may be filed in the future against Schwab, Charles Schwab & Co., Inc., the Adviser, the Companies and related parties.

Purchasing, Selling and Exchanging Fund Shares
This section tells you how to purchase, sell (sometimes called "redeem") and exchange Institutional Shares of the Fund.

  Institutional Shares
..  No sales charge
..  No 12b-1 fees
..  No minimum initial or subsequent investment

Institutional Shares are offered only to qualified institutional investors. Qualified institutional investors include, but are not limited to, qualified and non-qualified employee benefit plans (including but not limited to Defined Benefit Plans, Defined Contribution, Money Purchase, 401(k) Plans), Foundations and Endowments, and corporate capital and cash management accounts. The Adviser may determine, at its discretion, that other accounts qualify for investment in the Fund. For information on how to open an account and set up procedures for placing transactions call (800) 446-1012 (from overseas, call (617) 483-7297). Customers of financial institutions should contact their institutions for information on their accounts.

How to Purchase Fund Shares
You may purchase shares directly by:
..  Mail
..  Telephone
..  Wire, or
..  Automated Clearinghouse (ACH)

To purchase shares directly from us, please call (800) 446-1012 (from overseas, call (617) 483-7297), or complete and send in the application to Excelsior Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8529, Boston, MA 02266-8529. Unless you arrange to pay by wire or through the automatic investment program, write your check, payable in U.S. dollars, to "Excelsior Funds" and include the name of the appropriate Fund on the check. The Fund cannot accept third-party checks, credit cards, credit card checks, money orders, starter checks or cash. To purchase shares by wire, please call us for

--------------------------------------------------------------------------------

instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

State Street Bank & Trust
ABA # 011000028
DDA # 99055352
Specify Excelsior Fund Name
Fund Account Number
Account Registration

Investors making initial investments by wire must promptly complete the application and forward it to the address indicated on the application. Investors making subsequent investments by wire should follow the above instructions.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities. Excelsior Funds must adopt such policies and procedures, including procedures to verify the identity of customers opening new accounts. Until such verification is made, Excelsior Funds may temporarily limit additional share purchases. In addition, Excelsior Funds may limit additional share purchases or close an account if it is unable to verify a customer's identity.

General Information
You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a "Business Day"). The Fund may reject any purchase request if it is determined that accepting the request would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase request in good order. We consider requests to be in "good order" when all required documents are properly completed, signed and received.

The Fund calculates its NAV once each Business Day at the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern time) (the "Evaluation Time"). So, for you to receive the current Business Day's NAV, the Fund must receive your purchase request in good order before the Evaluation Time.

How We Calculate NAV
NAV of each class of the Fund is the value of the assets attributable to the class less liabilities attributable to the class divided by the number of outstanding shares of the class.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Adviser thinks that they are unreliable, fair value prices may be determined in good faith by the Adviser and the Fund's co-administrator, SEI Investments Global Funds Services, using methods approved by the Board of Trustees. Fixed income investments with remaining maturities of 60 days or less generally are valued at their amortized cost which approximates their market value.

The Fund may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of the Fund's investments may change on days when you cannot purchase or sell Fund shares.

How to Sell Your Fund Shares
You may sell shares directly by:
..  Mail
..  Telephone, or
..  Automated Clearinghouse (ACH)

Holders of Institutional Shares may sell (sometimes called "redeem") shares by following the procedures established when they opened their account or accounts. If you have questions, call (800) 881-9358 (from overseas, call
(617) 483-7297).

You may sell your shares by sending a written request for redemption to:

Excelsior Funds
c/o Boston Financial Data Services, Inc.
P.O. Box 8529
Boston, MA 02266-8529

Please be sure to indicate the number of shares to be sold, identify your account number and sign the request.

If you own your shares directly and previously indicated on your account application or arranged in writing to do so, you may sell your shares on any Business Day by contacting the Fund directly by telephone at (800) 881-9358 (from overseas, call (617) 483-7297). Shares will not be redeemed by the Fund unless all required documents have been received by the Fund.

--------------------------------------------------------------------------------


If you would like to sell $50,000 or more of your shares, or any amount if the proceeds are to be sent to an address other than the address of record, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request in good order.

Receiving Your Money
Normally, we will send your sale proceeds the Business Day after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Redemptions in Kind
We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise, we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Sales of Your Shares
If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Sell Your Shares
The Fund may suspend your right to sell your shares if the NYSE restricts trading, or if the SEC declares an emergency. More information about this is in the Fund's Statement of Additional Information.

How to Exchange Your Shares
You may exchange your Shares on any Business Day for shares of any portfolio of Excelsior Funds, Inc. or Excelsior Tax-Exempt Funds, Inc., or for Shares of certain portfolios of Excelsior Funds Trust. In order to protect other shareholders, your exchanges may be limited if it is in the best interests of the Fund and its shareholders. This limitation is not intended to limit a shareholder's right to redeem shares. Rather, the limitation is intended to curb short-term trading. Shares can be exchanged directly by mail, or by telephone if you previously selected the telephone exchange option on the account application.

If you recently purchased shares by check you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request in good order.

Telephone Transactions
Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not liable for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine, provided that the Fund follows its telephone transaction procedures. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

Authorized Intermediaries
Certain intermediaries, such as brokers or other shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. Some of these organizations may charge a fee for these transactions. These intermediaries may authorize other organizations to accept purchase, redemption and exchange requests for Fund shares. These requests will be executed on the same day, if the authorized intermediary receives the request in good form before the Evaluation Time on that day. Requests that are received after the Evaluation Time will be executed on the following Business Day. Authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

Shareholder and Administrative Services
The Fund is permitted to pay a fee of up to 0.25% of the average daily net assets of the Fund to certain organizations for providing shareholder and administrative services to their customers who hold shares of the Fund. These services may include assisting in the processing of

--------------------------------------------------------------------------------

purchase, redemption and exchange requests and providing periodic account statements and other administrative services. The Adviser, out of its own resources, may additionally compensate certain organizations for providing these services.

Distribution of Fund Shares
The Fund's distributor may institute promotional incentive programs for dealers, which will be paid for by the distributor out of its own assets and not out of the assets of the Fund. Subject to NASD regulation, compensation may include promotional and other merchandise, sales and training programs and other special events sponsored by dealers. Compensation may also include payment for reasonable expenses incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.

Dividends and Distributions
The Fund distributes dividends from its income as follows: Declared and Paid Quarterly.

The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

Dividends and distributions for shares held of record by U.S. Trust or correspondent banks will be paid in cash. Otherwise, dividends and distributions will be paid in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes
The Fund will distribute substantially all of its taxable income including its net capital gain (the excess of long-term capital gain over short-term capital loss), if any. Distributions you receive from the Fund will generally be taxable regardless of whether they are paid in cash or reinvested in additional shares. Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as dividend income.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will generally not be currently taxable unless debt financed.

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of the Fund's distributions, if any, that are attributable to interest on federal securities.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

More information about taxes is in the Fund's Statement of Additional
Information.

Financial Highlights
Performance information is not presented for the Fund since it has no operating history.

Excelsior Funds Trust

Investment Adviser
United States Trust Company of New York
114 W. 47th Street
New York, New York 10036

U.S. Trust Company, N.A.
225 High Ridge Road
Stamford, Connecticut 06905

Distributor
Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-5829

More information about the Fund is available without charge through the following:

Statement of Additional Information (SAI)
The SAI dated March 15, 2004, includes detailed information about the Institutional Shares class of the Equity Core Fund of Excelsior Funds Trust. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

To Obtain an SAI or More Information:
By Telephone: Call (800) 446-1012 (from overseas, call (617) 483-7297)

By Mail: Excelsior Funds, P.O. Box 8529, Boston, MA 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184)

By Internet: http://www.excelsiorfunds.com

From the SEC: You can also obtain the SAI, as well as other information about Excelsior Funds Trust, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Excelsior Funds Trust's Investment Company Act registration number is 811-8490.

PROINSTECF0304

                              EXCELSIOR FUNDS TRUST

                                Equity Core Fund

                       STATEMENT OF ADDITIONAL INFORMATION




                                 March 15, 2004



     This Statement of Additional Information pertains to the Shares ("Retail Shares") and Institutional Shares ("Institutional Shares") (together with Retail Shares, "Shares"), as applicable, of the Equity Core Fund, (the "Fund") of Excelsior Funds Trust. This Statement of Additional Information is not a prospectus but should be read in conjunction with the current prospectuses for the Fund dated March 15, 2004 (the "Prospectuses"). Copies of the Prospectuses may be obtained by writing Excelsior Funds Trust c/o SEI Investments Global Funds Services ("SEI"), One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by calling (800) 446-1012 (Retail Shares) or (800) 881-9358 (Institutional Shares). Capitalized terms not otherwise defined have the same meaning as in the Prospectuses.

                                TABLE OF CONTENTS
                                -----------------

                                                                           Page
                                                                           ----


CLASSIFICATION AND HISTORY.....................................................1
INVESTMENT OBJECTIVES, STRATEGIES AND RISKS....................................1
INVESTMENT POLICIES............................................................1
TEMPORARY INVESTMENTS..........................................................1
ADDITIONAL INVESTMENT POLICIES.................................................1
INVESTMENT LIMITATIONS........................................................20
PORTFOLIO TRANSACTIONS........................................................23
PERFORMANCE INFORMATION.......................................................25
PORTFOLIO VALUATION AND DETERMINATION OF NET ASSET VALUE......................29
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................30
PURCHASE OF SHARES............................................................31
REDEMPTION PROCEDURES.........................................................32
OTHER REDEMPTION INFORMATION..................................................33
INVESTOR PROGRAMS.............................................................34
SYSTEMATIC WITHDRAWAL PLAN....................................................34
EXCHANGE PRIVILEGE............................................................34
RETIREMENT PLANS..............................................................35
ADDITIONAL INFORMATION........................................................35
RULE 12B-1 DISTRIBUTION PLAN..................................................35
MANAGEMENT OF THE FUNDS.......................................................37
TRUSTEES AND OFFICERS.........................................................37
INVESTMENT ADVISORY SERVICES..................................................42
ADMINISTRATORS................................................................43
SHAREHOLDER ORGANIZATIONS.....................................................44
EXPENSES......................................................................45
TRANSFER AGENT AND CUSTODIAN..................................................45
INDEPENDENT AUDITORS..........................................................46
COUNSEL.......................................................................46
TAXATION......................................................................46
DESCRIPTION OF THE TRUST......................................................48

                               TABLE OF CONTENTS
                               -----------------
                                  (continued)

                                                                           Page
                                                                           ----


PROXY VOTING PROCEDURES.......................................................50
CODE OF ETHICS................................................................51
MISCELLANEOUS.................................................................51
APPENDIX A...................................................................A-1
APPENDIX B...................................................................B-1
APPENDIX C...................................................................C-1
APPENDIX D...................................................................D-1

                           CLASSIFICATION AND HISTORY

     Excelsior Funds Trust (the "Trust") is an open-end, management investment company. The Fund is a separate series of the Trust and is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as a business trust under the laws of the State of Delaware on April 27, 1994.

                   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

     The following information supplements the description of the investment objective, strategy and risks of the Fund as set forth in the Prospectuses. The investment objective of the Fund may be changed without shareholder approval. The Shareholders will, however, be given 60 days notice of any change in investment objective. Except as expressly noted below, the Fund's investment policies also may be changed without shareholder approval.

Investment Policies

     Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. Companies. These equity securities include common stocks and securities convertible into common stock of U.S. Companies that the Adviser believes have value that is not currently reflected in their market prices. The Adviser generally diversifies the Fund's investments over a variety of industries and types of companies. The Fund may invest in companies of any size.

     Portfolio holdings will include equity securities of companies having capitalizations of varying amounts. The equity securities of medium and smaller capitalization companies have historically been characterized by greater volatility of returns, greater total returns and lower dividend yields than equity securities of large companies. As a result, there may be a greater fluctuation in the value of the Fund's shares, and the Fund may be required, in order to satisfy redemption requests or for other reasons, to sell these securities at a discount from market prices, to sell during periods when such disposition is not desirable, or to make many small sales over a period of time.

Temporary Investments

     During adverse economic, market or other conditions, the Fund may take temporary defensive positions such as investing up to 100% of its assets in investments that would not ordinarily be consistent with the Fund's objective, or remaining uninvested. The Fund's temporary investments may include investments in U.S. Government Securities, high quality money market instruments and repurchase agreements collateralized by the foregoing obligations. The Fund may not achieve its goal when so invested. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, the Fund cannot guarantee that it will achieve its investment goal.

Additional Investment Policies (the following additional investment policies are not principal investment policies of the Fund)

     The Fund may invest directly or indirectly in the securities of foreign issuers, however, the Fund will not invest 20% or more of its total assets at the time of purchase in such securities.

     ADRs, EDRs and GDRs

          The Fund may invest indirectly in the securities of foreign issuers through sponsored and unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other similar instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.

     Asset-Backed Securities

          If permitted by its investment objective and policies, the Fund may invest in asset-backed securities including, but not limited to, interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables, equipment leases, manufactured housing (mobile home) leases, or home equity loans. These securities may be in the form of pass-through instruments or asset-backed bonds. The securities are issued by non-governmental entities and carry no direct or indirect government guarantee.

          The credit characteristics of asset-backed securities differ in a number of respects from those of traditional debt securities. The credit quality of most asset-backed securities depends primarily upon the credit quality of the assets underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

          Credit card receivables are generally unsecured and debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by motor vehicle installment purchase obligations permit the servicer of such receivable to retain possession of the underlying obligations. If the servicer sells these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Further, if a vehicle is registered in one state and is then re-registered because the owner and obligor moves to another state, such re-registration could defeat the original security interest in the vehicle in certain cases. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

     Borrowing and Reverse Repurchase Agreements

          The Fund may borrow funds (including through the purchase of reverse repurchase agreements as described below), in an amount up to one-third of the value of its total assets, for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage. The Fund may also agree to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). The Securities and Exchange Commission (the "SEC") views reverse repurchase agreements as a form of borrowing. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities.

     Derivative Contracts and Securities

          The term "derivative" has traditionally been applied to certain contracts (including futures, forward, option and swap contracts) that derive their value from changes in the value of an underlying security, currency, commodity or index. Certain types of securities that incorporate the performance characteristics of these contracts are also referred to as "derivatives." The term has also been applied to securities derived from the cash flows from underlying securities, mortgages or other obligations.

          Derivative contracts and securities can be used to reduce or increase the volatility of the Fund's total performance. To the extent that the Fund invests in securities that could be characterized as derivatives, it will only do so in a manner consistent with its investment objective, policies and limitations.

     Forward Foreign Currency Exchange Contracts

          In accordance with the Fund's investment objective and policies, the Fund may buy and sell securities (and receive interest, dividends and sale proceeds) in currencies other than the U.S. dollar. Therefore, the Fund may from time to time enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or use forward contracts to purchase or sell foreign currencies. The cost of the Fund's spot currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold.

          A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. The Fund maintains with its custodian a segregated account of liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

          The Fund may enter into forward foreign currency exchange contracts for hedging purposes in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Adviser's long-term investment decisions, the Fund will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Adviser believes that it is important to have the flexibility to enter into foreign currency hedging transactions when it determines that the transactions would be in the Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

          At or before the maturity of a forward foreign currency exchange contract when the Fund has agreed to deliver a foreign currency, the Fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency, and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract.

          While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event, the Fund's ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of foreign currency forward contracts may not eliminate fluctuations in the underlying

U.S. dollar equivalent value of the prices of or rates of return on the Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

          The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency-denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

          Foreign currency exchange transactions in emerging markets are subject to a greater risk of default than transactions in non-emerging countries or U.S. companies or the U.S. Government.

     Futures Contracts and Related Options

          The Fund may invest in futures contracts and options thereon. It may enter into interest rate futures contracts and other types of financial futures contracts, including foreign currency futures contracts, as well as any index or foreign market futures which are available on recognized exchanges or in other established financial markets. A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency for an amount fixed in U.S. dollars. Foreign currency futures, which operate in a manner similar to interest rate futures contracts, may be used by the Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

          Futures contracts will not be entered into for speculative purposes, but to hedge risks associated with the Fund's securities investments. The Fund will engage in futures transactions only to the extent permitted by the CFTC and the SEC. When investing in futures contracts, the Fund must satisfy certain asset segregation requirements to ensure that the use of futures is unleveraged. When the Fund takes a long position in a futures contract, it must maintain a segregated account containing liquid assets equal to the purchase price of the contract, less any margin or deposit. When the Fund takes a short position in a futures contract, the Fund must maintain a segregated account containing liquid assets in an amount equal to the market value of the securities underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when the Fund "covers" an options or futures position generally by entering into an offsetting position. The Fund will limit its hedging transactions in futures contracts and related options so that, immediately after any such transaction, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by the Fund on its open futures options positions, does not exceed 5% of the Fund's total assets, after taking into account any unrealized profits and unrealized losses on the Fund's open contracts (and excluding the amount that a futures option is "in-the-money" at the time of purchase). An option to buy a futures contract is "in-the-money" if the then-current purchase price of the underlying futures contract exceeds the exercise or strike price; an option to sell a futures contract is "in-the-money" if the exercise or strike price exceeds the then-current purchase price of the contract that is the subject of the option. In addition, the use of futures contracts is further restricted to the extent that no more than 10% of the Fund's total assets may be hedged.

          Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge.

          Transactions in futures as a hedging device may subject the Fund to a number of risks. Successful use of futures by the Fund is subject to the ability of the Adviser to correctly predict movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. There may be an imperfect correlation, or no correlation at all, between movements in the price of the futures contracts (or options) and movements in the price of the instruments being hedged. In addition, investments in futures may subject the Fund to losses due to unanticipated market movements which are potentially unlimited. Further, there is no assurance that a liquid market will exist for any particular futures contract (or option) at any particular time. Consequently, the Fund may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which it holds or intends to purchase or may be unable to close a futures position in the event of adverse price movements. In addition, in some situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market.

          As noted above, the risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

          Utilization of futures transactions involves the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

          Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

          The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

          See Appendix B for further discussion of futures contracts and options.

     Illiquid Securities

          The Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. The price the Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market.

          Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them which, if possible at all, would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

          In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

          The Fund may not invest in additional illiquid securities if, as a result, more than 15% of the market value of its net assets would be invested in illiquid securities. The Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. Rule 144A allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.

          Rule 144A securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees of the Trust. The Trustees will monitor the implementation of these guidelines on a periodic basis. Because Rule 144A is relatively new, it is not possible to predict how markets in Rule 144A securities will develop. If trading in Rule 144A securities were to decline, these securities could become illiquid after being purchased, increasing the level of illiquidity of the Fund. As a result, if the Fund holds these securities it might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value.

          The Adviser will monitor the liquidity of Rule 144A securities for the Fund under the supervision of the Trust's Board of Trustees. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers wishing to purchase or sell the security; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

     Investment Company Securities

          The Fund may invest in securities issued by other investment companies that invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method (i.e., money market funds). In addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, as a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses. As such, the Fund's shareholders would indirectly bear the expenses of the Fund and the other investment company, some or all of which would be duplicative. Such securities will be acquired by the Fund within the limits prescribed by the 1940 Act, which include, subject to certain exceptions, a prohibition against a Fund investing more than 10% of the value of its total assets in such securities.

          The Fund may invest in SPDRs. SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange ("AMEX")). There is a 5% limit based on total assets on investments by any one Fund in SPDRs. The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

          SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Fund must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Fund will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

          The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Fund could result in losses on SPDRs.

          The Fund may also purchase iShares MSCI Index Funds issued by iShares, Inc.(SM) ("iShares(SM)") and similar securities of other issuers. iShares(SM) are shares of an investment company that invests substantially all of its assets in securities included in the Morgan Stanley Capital International indices for specific countries. Because the expense associated with an investment in iShares(SM) can be substantially lower than the expense of small investments directly in the securities comprising the indices it seeks to track, the Adviser believes that investments in iShares(SM) of countries that are included in the EAFE Index can provide a cost-effective means of diversifying the Fund's assets across a broader range of equity securities.

          iShares(SM) are listed on the AMEX, and were initially offered to the public in 1996. The market prices of iShares(SM) are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of iShares(SM) on the AMEX. To date, iShares(SM) have traded at relatively modest discounts and premiums to their net asset values. However, iShares(SM) have a limited operating history, and information is lacking regarding the actual performance and trading liquidity of iShares(SM) for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares(SM) will continue to be met or will remain unchanged.

          In the event substantial market or other disruptions affecting iShares(SM) should occur in the future, the liquidity and value of the Fund's shares could also be substantially and adversely affected, and the Fund's ability to provide investment results approximating the performance of securities in the EAFE could be impaired. If such disruptions were to occur, the

Fund could be required to reconsider the use of iShares(SM) or other "country funds" as part of its investment strategy.

     Master Limited Partnerships ("MLPs")

          The Fund may invest in publicly traded MLPs. MLPs are passive investment vehicles, in which 85% to 90% of operating profits and losses are usually passed through the ownership structure to the limited partners. This pass through creates passive income or losses, along with dividend and investment income. MLPs typically pay out most of their distributable cash flow to unit holders. Distributable cash flow is calculated as net income plus depreciation and other non-cash items, less maintenance capital expenditure requirements.

          The MLPs the Fund may purchase are comprised of a general partner (the
GP) and multiple limited partners (LP holders). The general partner is responsible for the operations and the maintenance of the partnership's businesses, while the limited partners assume economic risk up their level of investment. The general partner typically as a 1% to 2% stake in the MLP and typically can extract a higher percentage of the partnership's take as the MLP's distributions increase. This serves as an incentive to the general partner for growing the partnership's distributions.

          Generally speaking, Master Limited Partnership investment returns are enhanced during periods of declining/low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals. In addition, most MLPs are fairly leveraged and typically carry a portion of "floating" rate debt. As such, a significant upward swing in interest rates would also drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to transact accretive acquisitions.

     Mortgage-Backed Securities

          The Fund may invest in Mortgage-Backed securities. Mortgage-Backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

     Options

          The Fund may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation ("OCC"). Such purchases would be in an amount not exceeding 5% of the Fund's net assets. Such options may relate to particular securities or to various stock and bond indices. Purchase of options is a highly specialized activity which entails greater than ordinary investment risks, including a substantial risk of a complete loss of the amounts paid as premiums to the writer of the options. Regardless of how much the market price of the underlying security increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and the writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Put and call options purchased by the Fund will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.

          The Fund may engage in writing covered call options (options on securities owned by the Fund) and enter into closing purchase transactions with respect to such options. Such options must be listed on a national securities exchange and issued by the OCC. The aggregate value of the securities subject to options written by the Fund may not exceed 25% of the value of its net assets. By writing a covered call option, the Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it will not be able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series.

          When the Fund writes a covered call option, it may terminate its obligation to sell the underlying security prior to the expiration date of the option by executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new call option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the writer will have incurred a loss on the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. The Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to make a closing purchase transaction in order to close out its position.

          When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date, or if the Fund involved enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund involved may deliver the underlying security from its portfolio or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund involved will realize a gain or loss. Premiums from expired call options written by the Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses. The use of covered call options is not a primary investment technique of the Fund and such options will normally be written on underlying securities as to which the Adviser does not anticipate significant short-term capital appreciation.

     Options on Futures Contracts

          The Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

          Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the instruments being hedged, an option may or may not be less risky than ownership of the futures contract or such instruments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). Although permitted by its fundamental investment policies, the Fund does not currently intend to write futures options, and will not do so in the future absent any necessary regulatory approvals.

     Portfolio Turnover Rate

          The Fund may sell a portfolio investment immediately after its acquisition if the Adviser believes that such a disposition is consistent with the investment objective of the Fund.

Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. It is anticipated that the annual turnover rate for the Fund should not exceed 100%. A higher rate of portfolio turnover may involve correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by a Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Taxation" below.

     Preferred Stock, Warrants and Rights

          The Fund may invest in common and preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer's board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

          Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

     Rating Services

          Ratings represent the opinions of rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Adviser also makes its own evaluations of these securities, subject to review by the Board of Trustees of the Trust. After purchase by the Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require the Fund to dispose of the obligation, but the Adviser will consider such an event in its determination of whether the Fund should continue to hold the obligation. A description of the ratings used herein is set forth in the Appendix to this Statement of Additional Information.

     Real Estate Investment Trusts ("REITs")

          The Fund may invest in REITs. When investing in REITs, in addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, investments in REITs will cause the Fund to bear its pro rata portion of the REITs management fees and other expenses. As such, the Fund's shareholders would indirectly bear the expenses of the Fund and the REITs, some or all of which would be duplicative.

          A REIT is a pooled investment vehicle that is organized as a corporation or business trust which invests primarily in income producing real estate or real estate loans or interests. The Fund may invest in REITs and real estate operating companies, as well as other types of real estate securities such as publicly traded common stock, preferred stock, limited partnerships (including real estate master limited partnerships), rights or warrants to purchase common stock or convertible securities of corporations engaged in real estate development or companies whose financial prospects are deemed by the Adviser to be real estate oriented and consistent with the Fund's investment objective. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Although the Fund will not invest directly in real estate, the Fund may invest in securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in REITs or other real estate securities is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the REITs' investments are concentrated geographically, by property type or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the U.S. Internal Revenue Code of 1986, as amended (the "Code") and failing to maintain their exemptions from registration under the 1940 Act.

          REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REITs' investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REITs' investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REITs' investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

          Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

     Repurchase Agreements

          The Fund may agree to purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). The Fund will enter into repurchase agreements only with financial institutions that are deemed to be creditworthy by the Adviser. The Fund will not enter into repurchase agreements with the Adviser or any of its affiliates. Repurchase agreements with remaining maturities in excess of seven days will be considered illiquid securities and will be subject to the limitations described above under "Illiquid Securities." The repurchase price under a repurchase agreement generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).

          Securities subject to repurchase agreements are held by the Fund's custodian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system. The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by the Fund at not less than the repurchase price. Default or bankruptcy of the seller would, however, expose the Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. Repurchase agreements are considered loans by the Fund under the 1940 Act.

     Securities Lending

          To increase return on its portfolio securities, the Fund may lend its portfolio securities to broker/dealers pursuant to agreements requiring the loans to be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank, or any combination thereof. Such loans will not be made if, as a result, the aggregate of all outstanding loans of the Fund exceeds 30% of the value of its total assets. When the Fund lends its securities, it continues to receive interest or dividends on the securities lent and may simultaneously earn interest on the investment of the cash loan collateral, which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to lent securities pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Fund if a material event affecting the investment is to occur.

          There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the Adviser's judgment, the income to be earned from the loan justifies the attendant risks.

     Short Sales "Against the Box"

          In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box."

          In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Fund engages in a short sale, the collateral for the short position will be maintained by its custodian or qualified sub-custodian. While the short sale is open, the Fund maintains in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund's long position.

          The Fund will not engage in short sales against the box for investment purposes. The Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for federal income tax purposes or for purposes of satisfying certain tests applicable to regulated investment companies under the Code. In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount the Fund owns. There are certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

          As a non-fundamental operating policy, not more than 40% of the Fund's total assets would be involved in short sales against the box.

     Short-Term Instruments

          The Fund may invest in short-term income securities in accordance with its investment objective and policies. The Fund may also make money market investments pending other investments or settlement, or to maintain liquidity to satisfy redemption requests. In adverse market conditions and for temporary defensive purposes only, the Fund may temporarily invest its assets without limitation in short-term investments. Short-term investments include: obligations of the U.S. government and its agencies or instrumentalities; commercial paper, variable amount master demand notes and other debt securities, including high quality U.S. dollar-denominated short-term bonds and notes issued by domestic and foreign corporations; variable and floating rate securities; bank obligations; repurchase agreements collateralized by these securities; and shares of other investment companies that primarily invest in any of the above-referenced securities.

          The Fund may invest in commercial paper issued by major corporations in reliance on the exemption from registration afforded by Section 3(a)(3) of the 1933 Act.

Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under an agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts. The Fund may purchase three types of commercial paper, as classified by exemption from registration under the 1933 Act. The three types include open market, privately placed and letter of credit commercial paper. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers or directly through the issuers. Individual investor participation in the commercial paper market is very limited. "Open market" commercial paper refers to the commercial paper of any industrial, commercial, or financial institution which is openly traded, including directly issued paper. "Open market" paper's 1933 Act exemption is under Section 3(a)(3) which limits the use of proceeds to current transactions, limits maturities to 270 days and requires that the paper contain no provision for automatic rollovers. "Privately placed" commercial paper relies on the exemption from registration provided by Section 4(2) of the 1933 Act, which exempts transactions by an issuer not involving any public offering. The commercial paper may only be offered to a limited number of accredited investors. "Privately placed" commercial paper has no maturity restriction and may be considered illiquid. See "Illiquid Securities" below. "Letter of credit" commercial paper is exempt from registration under Section 3(a)(2) of the 1933 Act. It is backed by an irrevocable or unconditional commitment by a bank to provide funds for repayment of the notes. Unlike "open market" and "privately placed" commercial paper, "letter of credit" paper has no limitations on purchases.

          The Fund may invest in U.S. dollar-denominated certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks and domestic or foreign branches or subsidiaries of foreign banks. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Such instruments include Yankee Certificates of Deposit ("Yankee CDs"), which are certificates of deposit denominated in U.S. dollars and issued in the United States by the domestic branch of a foreign bank. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Fund is not insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. government. The Fund will not invest more than 15% of the value of its net assets in time deposits maturing in longer than seven days and other instruments which are deemed illiquid or not readily marketable. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

          Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

          Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as certificates of deposit and time deposits, may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

          Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

          In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

          The Fund will limit its short-term investments to those U.S. dollar-denominated instruments which are determined by or on behalf of the Board of Trustees of the Trust to present minimal credit risks and which are of "high quality" as determined by a nationally recognized statistical rating organization ("NRSRO") (e.g., rated P-1 by Moody's or A-1 by S&P) or, in the case of instruments which are not rated, are deemed to be of comparable quality by the Adviser under the supervision of the Board of Trustees of the Trust. The Fund may invest in obligations of banks which at the date of investment have capital, surplus and undivided profits (as of the date of their most recently published financial statements) in excess of $100 million. Investments in high quality short-term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or longer term.

     Technology Securities

          The Fund may invest in securities of issuers engaged in the technology sector of the economy. These securities may underperform stocks of other issuers or the market as a whole. To the extent that the Fund invests in issuers conducting business in the technology market sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the market sector. Competitive pressures may significantly impact the financial condition of technology companies. For example, an increasing number of companies and new product offerings can lead to price cuts and slower selling cycles, and many of these companies may be dependent on the success of a principal product, may rely on sole source providers and third-party manufacturers, and may experience difficulties in managing growth. In addition, securities of technology companies may experience dramatic price movements that have little or no basis in fundamental economic conditions. As a result, the Fund's investment in technology companies may subject it to more volatile price movements.

     U.S. Government and Agency Securities

          Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others are supported only by the credit of the agency or instrumentality. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

     When-Issued and Forward Transactions

          The Fund may purchase eligible securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place in the future, beyond the normal settlement date, at a stated price and yield. Securities purchased on a "forward commitment" or "when-issued" basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. When the Fund agrees to purchase securities on a "when-issued" or "forward commitment" basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment and, in such case, the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be affected in the event its forward commitments or commitments to purchase "when-issued" securities ever exceed 25% of the value of its assets.

          It is expected that "forward commitments" and "when-issued" purchases will not exceed 25% of the value of the Fund's total assets absent unusual market conditions, and that the length of such commitments will not exceed 45 days. The Fund does not intend to engage in "when-issued" purchases and "forward commitments" for speculative purposes, but only in furtherance of their investment objectives.

          The Fund will purchase securities on a "when-issued" or "forward commitment" basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss.

          When the Fund engages in "when-issued" or "forward commitment" transactions, it relies on the other party to consummate the trade. Failure of such other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          The market value of the securities underlying a "when-issued" purchase or a "forward commitment" to purchase securities and any subsequent fluctuations in their market value are taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

     Zero Coupon Obligations

          The Fund may acquire zero coupon obligations when consistent with its investment objective and policies. Such obligations have greater price volatility than coupon obligations and will not result in payment of interest until maturity. Since interest income is accrued throughout the term of the zero coupon obligation but is not actually received until maturity, the Fund, which is required for tax purposes to distribute to its shareholders a certain percentage of its income, may have to sell other securities to distribute the income prior to maturity of the zero coupon obligation.

     Certain Other Obligations

          In order to allow for investments in new instruments that may be created in the future, the Fund may invest in obligations other than those listed herein, provided such investments are consistent with the Fund's investment objective, policies and restrictions.

                             INVESTMENT LIMITATIONS

          The investment limitations enumerated in paragraphs (1) through (6) are matters of fundamental policy. Fundamental investment limitations may be changed with respect to the Fund only by a vote of the holders of a majority of the Fund's outstanding shares. The investment limitations enumerated in paragraphs (7) through (14) are matters of operating policy. Investment limitations which are "operating policies" with respect to the Fund may be changed by the Trust's Board of Trustees without shareholder approval. As used herein, a "vote of the holders of a majority of the outstanding shares" of the Trust or a particular Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Trust or the Fund, or (b) 67% or more of the shares of the Trust or the Fund present at a meeting if more than 50% of the outstanding shares of the Trust or the Fund are represented at the meeting in person or by proxy.

          As a matter of fundamental policy, the Fund may not:

          (1) borrow money or mortgage or hypothecate assets of the Fund, except from banks as a temporary measure for emergency purposes and in an amount not to exceed 1/3 of the current value of the Fund's assets (including such borrowing) less liabilities (not including such borrowing), and except that the Fund may enter into reverse repurchase agreements and purchase when-issued securities. Notwithstanding the foregoing, the Fund may pledge, mortgage or hypothecate its assets to secure such borrowings, reverse repurchase agreements or when-issued securities and may pledge its assets to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute. Collateral arrangements with respect to options and futures, including deposits of initial margin and variation margin, are not considered a pledge of assets for purposes of this restriction. The Fund will not purchase securities while borrowings exceed 5% of their respective total assets;

          (2) underwrite securities issued by other persons except insofar as the Trust or the Fund may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

          (3) make loans to other persons except (a) through the lending of the Fund's portfolio securities and provided that any such loans not exceed 30% of the Fund's total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations, or (c) by purchasing debt securities of types distributed publicly or privately;

          (4) purchase or sell real estate (including limited partnership interests in partnerships substantially all of whose assets consist of real estate but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the Trust may hold and sell, for the Fund's portfolio, real estate acquired as a result of the Fund's ownership of securities);

          (5) invest 25% or more of its assets in any one industry (excluding U.S. government securities); or

          (6) issue any senior security (as that term is defined in the 1940
Act) except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing under the 1940 Act or the rules and regulations thereunder.

          As diversified portfolios, 75% of the assets of the Fund are represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities which for purposes of this calculation are subject to the following fundamental limitations: (a) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. In addition, the Fund may not invest 25% or more of its assets in the securities of issuers in any one industry. These are fundamental investment policies of the Fund which may not be changed without shareholder approval.

          None of the above-referenced fundamental investment restrictions shall prevent a Fund from investing all of its investable assets in an open-end management investment company with substantially the same investment objective and policies as the Fund.

          The Fund will not as a matter of operating policy:

          (7) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

          (8) invest for the purpose of exercising control or management;

          (9) purchase securities issued by any other investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause (a) more than 10% of the Fund's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund's total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund;

          (10) purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

          (11) purchase or retain in the Fund's portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or partner of the investment adviser of the Fund, if after the purchase of the securities of such issuer for the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

          (12) invest more than 5% of the Fund's net assets in warrants (valued at the lower of cost or market);

          (13) make short sales of securities or maintain a short position (excluding short sales if the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of equivalent kind and amount) if such short sales represent 10% or more of the Fund's net assets (taken at market value); provided, however, that the value of the Fund's short sales of securities (excluding U.S. government securities) of any one issuer may not be greater than 2% of the value (taken at market value) of the Fund's net assets or more than 2% of the securities of any class of any issuer; or

          (14) enter into repurchase agreements providing for settlement in more than seven days after notice, or purchase securities which are not readily marketable, if, in the aggregate, more than 15% of its net assets would be so invested.

          Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of a Fund's securities will not constitute a violation of such limitation. However, with respect to repurchase agreements, borrowings and illiquid securities, changes in the percentages of such securities after the time of investment will be continually monitored and assessed to ensure the Fund's compliance with said limitations.

                             PORTFOLIO TRANSACTIONS

          Subject to the general control of the Trust's Board of Trustees, the Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of all portfolio securities of the Fund.

          Except as may be required to ensure satisfaction of certain tests applicable to regulated investment companies under the Code, portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. The Fund may engage in short-term trading to achieve its investment objective(s). It is anticipated that the annual turnover rate for the Fund should not exceed 100%. Portfolio turnover may vary greatly from year to year as well as within a particular year. The Fund's portfolio turnover rate may also be affected by cash requirements for redemptions of shares and by regulatory provisions which enable the Fund to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions. Portfolio trading is engaged in for the Fund if the Adviser believes that a transaction net of costs (including custodian charges) will help achieve the Fund's investment objective.

          The Fund's purchase and sales of securities may be principal transactions, that is, securities may be purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases and, therefore, the Fund does not anticipate paying brokerage commissions in such transactions. Any transactions for which the Fund pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and the asked price.

          Allocations of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the investors in the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. In executing portfolio transactions for the Fund, the Adviser may use affiliated brokers in accordance with the requirements of the 1940 Act. The Adviser may also take into account the sale of Fund shares in allocating brokerage transactions.

          The Advisory Agreement provides that, in executing portfolio transactions and selecting brokers or dealers, the Adviser will seek to obtain the best net price and the most favorable execution. The Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

          In addition, the Advisory Agreement authorizes the Adviser, to the extent permitted by law and subject to the review of the Trust's Board of Trustees, to cause the Fund to pay a broker which furnishes brokerage and research services a higher commission than that which might be charged by another broker for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser to the accounts as to which it exercises investment discretion. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of stocks and their comparative earnings, or broad overviews of the stock market and the economy. Such services might also include reports on global, regional, and country-by-country prospects for economic growth, anticipated levels of inflation, prevailing and expected interest rates, and the outlook for currency relationships.

          Supplementary research information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the investment advisory fees payable by the Fund. Such information may be useful to the Adviser in serving the Fund and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Fund.

          Investment decisions for the Fund will be made independently from those for any other account or investment company that is or may in the future become managed by the Adviser or any of its affiliates. If, however, the Fund and other investment companies or accounts managed by the Adviser are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales. Furthermore, in certain circumstances affiliates of the Adviser whose investment portfolios are managed internally, rather than by the Adviser, might seek to purchase or sell the same type of investments at the same time as the Fund. Such an event might also adversely affect the Fund.

          The Trust is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the close of the most recent fiscal year.

                             PERFORMANCE INFORMATION

Standard Performance Information

          From time to time, performance quotations of the Fund's Institutional Shares or Retail Shares may be included in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

          Yield. The Trust may provide annualized "yield" quotations for Institutional Shares or Retail Shares of the Fund. The "yield" of the Fund refers to the income generated by an investment in the Fund over a thirty day or one month period. The dates of any such period are identified in all advertisements or communications containing yield quotations. Income is then annualized; that is, the amount of income generated by an investment in Institutional Shares or Retail Shares of the Fund over a period is assumed to be generated (or remain constant) over one year and is shown as a percentage of the net asset value on the last day of that year-long period. The Fund may also advertise the "effective yields," which are calculated similarly but, when annualized, income is assumed to be reinvested, thereby making the effective yields slightly higher because of the compounding effect of the assumed reinvestment. The Fund may quote the standardized effective 30-day (or one month) yield for its Institutional Shares or Retail Shares, calculated in accordance with the method prescribed by the SEC for mutual funds. Such yield will be calculated for the Fund's Institutional Shares or Retail Shares according to the following formula:

               Yield =       2 [(a - b + 1)/6/ - 1]
                                 -----
                                  cd

Where:   a =    dividends and interest earned during the period.

         b =    expenses accrued for the period (net of reimbursements).

         c = average daily number of shares outstanding that were entitled to receive dividends.

         d =    maximum offering price per share on the last day of the period.

          For the purpose of determining interest earned during the period (variable "a" in the formula), the Fund computes the yield to maturity of any debt obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). Such yield is then divided by 360, and the quotient is multiplied by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. It is assumed in the above calculation that each month contains 30 days. Also, the maturity of a debt obligation with a call provision is deemed to be the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. The Fund calculates interest gained on tax-exempt obligations issued without original issue discount and having a current market discount by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations with original issue discount, where the discount based on the current market value exceeds the then-remaining portion of original issue discount, the yield to maturity is the imputed rate based on the original issue discount calculation. Conversely, where the discount based on the current market value is less than the remaining portion of the original issue discount, the yield to maturity is based on the market value.

          Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by the Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula).

          Total Return. The Trust may provide period and annualized "total rates of return" and non-standardized total return data for Institutional Shares or Retail Shares of the Fund. The "total rate of return" refers to the change in the value of an investment in Institutional Shares or Retail Shares of the Fund over a stated period which reflects any change in net asset value per share and includes the value of any such Shares purchased with any dividends or capital gains declared during such period. Period total rates of return may be annualized. An annualized total rate of return is a compounded total rate of return which assumes that the period total rate of return is generated over a one-year period, and that all dividends and capital gains distributions are reinvested in Shares of the same class. The "average annual total return (before taxes)" for Institutional Shares and Retail Shares of the Fund may be quoted, and such return is computed by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

             T = [(ERV/P)/1/n/ - 1]

Where:       T =           average annual total return.

             ERV =         ending redeemable value of a
                           hypothetical $1,000
                           payment made at the
                           beginning of the 1-,
                           5- or 10-year (or
                           other) periods at the
                           end of the applicable
                           period (or a
                           fractional portion
                           thereof).

             P =           hypothetical initial payment of
                           $1,000.

             n =           period covered by the computation,
                           expressed in years.

          The Fund may also advertise the "aggregate total return" for its Institutional Shares and Retail Shares which is computed by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. Aggregate total returns do not reflect the effect of taxes paid by shareholders on Fund distributions or redemption of Fund shares. The formula for calculating aggregate total return is as follows:

          Aggregate Total Return = [(ERV/P)] - 1

          The above calculations are made assuming that (1) all dividends and capital gains distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

          The "average annual total return (after taxes on distributions)" and "average annual total return (after taxes on distributions and redemptions)" for the Fund are included in the Prospectuses.

          "Average annual total return (after taxes on distributions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income taxes rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

          "Average annual total return (after taxes on distributions and redemptions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

          Performance Results. Any yield or total return quotation provided for Institutional Shares and Retail Shares of the Fund should not be considered as representative of the performance of the Fund in the future since the net asset value of shares of the Fund will vary based not only on the type, quality and maturities of the securities held by it, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate yield or total return should be considered when comparing the yield or total return of Institutional Shares and Retail Shares of the Fund to yields and total rates of return published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income. Retail Shares in the Fund have different expenses than Institutional Shares which may affect performance. Any fees charged by shareholder organizations to customers that have invested in Shares and any charges to institutional investors for asset management and related services will not be included in calculations of performance.

          Distribution Rate. The Fund may also quote its distribution rate. Distribution rate is calculated by annualizing the per share distribution for the most recent calendar month and dividing such annualized distribution by the net asset value per share on the last day of such month. The distribution rate of the Fund will not be used in advertising unless accompanied by standard performance measures.

Comparison of Fund Performance

          Comparisons of non-standardized performance measures of various investments are valid only if performance is calculated in the same manner for each measure in the comparison. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing the performance of Institutional Shares and Retail Shares of the Fund with performance quoted with respect to other investment companies or types of investments.

          In connection with communicating its performance to current or prospective shareholders, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. The Fund may invest in some instruments not eligible for inclusion in such an index, and may be prohibited from investing in some instruments included in this index. Rankings and other evaluations of the Fund's performance made by independent sources may also be used in advertisements concerning the Fund. Sources for the Fund's performance information may include, but are not limited to, the following: Barron's, Business Week, Consumer Digest, iMoneyNet, Inc.'s Money Fund Report, Financial Times, Forbes, Fortune, The New York Times and The Wall Street Journal.

            PORTFOLIO VALUATION AND DETERMINATION OF NET ASSET VALUE

          The Trust determines the net asset value of the Institutional Shares and Retail Shares of the Fund each day the New York Stock Exchange (the "NYSE") is open for business (a "Business Day"). As a result, the Fund will normally determine its net asset value every weekday except for the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

          Daily determinations of net asset value for the Fund are made at the close of regular trading hours on the NYSE, currently 4:00 p.m. (Eastern time), and are calculated separately for each class of Shares by dividing the total assets of the Fund that are allocated to a particular class of Shares less all of its liabilities charged to that class, by the total number of Shares of the class that are outstanding at the time the determination is made. As discussed below, purchases, exchanges and redemptions will be effected at the net asset value per share next computed after a request is received in good order.

          Assets in the Fund which are traded on a recognized domestic stock exchange or are quoted on a national securities market are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on such national securities market. Securities in the Fund which are traded only on over-the-counter markets are valued on the basis of closing over-the-counter bid prices, and securities in such Fund for which there were no transactions are valued at the average of the most recent bid and asked prices. Restricted securities and securities or other assets for which market quotations are not readily available are valued at fair value, pursuant to guidelines adopted by the Board of Trustees of the Trust. Absent unusual circumstances, debt securities maturing in 60 days or less are valued at amortized cost.

          Securities of the Fund which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an event subsequent to the time when value was so established is likely to have changed such value, then the fair value of those securities will be determined after consideration of such events and other material factors, all under the direction and guidance of the Board of Trustees of the Trust. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Absent unusual circumstances, investments in foreign debt securities having a maturity of 60 days or less are valued based upon the amortized cost method. All other foreign securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established by the Board of Trustees of the Trust. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of conversion. Some of the securities acquired by the Fund may be traded on foreign exchanges or over-the-counter markets on days which are not Business Days. In such cases, the net asset value of the Shares may be significantly affected on days when investors can neither purchase nor redeem the Fund's Shares. The administrators have undertaken to price the securities held by the Fund, and may use one or more independent pricing services in connection with this service. The methods used by the pricing services and the valuations so established will be reviewed by the Adviser and the administrators under the general supervision of the Board of Trustees of the Trust.

          A determination of value used in calculating net asset value must be a fair value determination made in good faith utilizing procedures approved by the Trust's Board of Trustees. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which the Fund could expect to receive upon its current sale. Some, but not necessarily all, of the general factors which may be considered in determining fair value include: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the securities, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

          Distributor Shares are continuously offered for sale by Edgewood Services, Inc. (the "Distributor"), a registered broker-dealer and the Trust's sponsor and distributor. The Distributor is a wholly-owned subsidiary of Federated Investors, Inc. and is located at 5800 Corporate Drive, Pittsburgh, PA 15237-5829. The Distributor has agreed to devote its best efforts to effect the sale of Shares, but is not obligated to sell any certain number of Shares.

          At various times the Distributor may implement programs under which a dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will make payments to any dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or that participates in sales programs sponsored by the Distributor. The Distributor in its discretion may also from time to time, pursuant to objective criteria established by the Distributor, pay fees to qualifying dealers for certain services or activities which are primarily intended to result in sales of Shares of the Fund. If any such program is made available to any dealer, it will be made available to all dealers on the same terms and conditions. Payments made under such programs will be made by the Distributor out of its own assets and not out of the assets of the Fund.

          In addition, the Distributor may offer to pay a fee from its own assets to financial institutions for the continuing investment of customers' assets in the Fund or for providing substantial marketing, sales and operational support. The support may include initiating customer accounts, participating in sales, educational and training seminars, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of Shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution.

Purchase of Shares

          Shares of the Fund are offered for sale at their net asset value per Share next computed after a purchase request is received in good order by the Trust's transfer agent or by an authorized broker or designated intermediary. The Distributor has established several procedures for purchasing Shares in order to accommodate different types of investors.

          Shares may be sold to customers ("Customers") of financial institutions ("Shareholder Organizations"). Shares are also offered for sale directly to institutional investors or to members of the general public. Different types of Customer accounts at the Shareholder Organizations may be used to purchase Shares, including eligible agency and trust accounts. In addition, Shareholder Organizations may automatically "sweep" a Customer's account not less frequently than weekly and invest amounts in excess of a minimum balance agreed to by the Shareholder Organization and its Customer in Shares selected by the Customer. Investors purchasing Shares may include officers, directors, or employees of the particular Shareholder Organization.

          Institutional Shares of the Equity Core Fund may be purchased directly only by qualified institutional investors ("Institutional Investors"). Retail Shares of the Equity Core Fund may be purchased directly by individuals ("Direct Investors") or by Institutional Investors (collectively with Direct Investors, "Investors"). Retail Shares may also be purchased by Customers of the Adviser, its affiliates and correspondent banks, and other Shareholder Organizations that have entered into agreements with the Trust.

          A Shareholder Organization may elect to hold of record Shares for its Customers and to record beneficial ownership of Shares on the account statements provided by it to its Customers. If it does so, it is the Shareholder Organization's responsibility to transmit to the Distributor all purchase requests for its Customers and to transmit, on a timely basis, payment for such requests to Boston Financial Data Services, Inc. ("BFDS"), in accordance with the procedures agreed to by the Shareholder Organization and the Distributor. Confirmations of all such Customer purchases (and redemptions) will be sent by BFDS to the particular Shareholder Organization. As an alternative, a Shareholder Organization may elect to establish its Customers' accounts of record with BFDS. In this event, even if the Shareholder Organization continues to place its Customers' purchase (and redemption) requests with the Fund, BFDS will
                                       31
send confirmations of such transactions and periodic account statements directly to the shareholders of record. Shares in the Fund bear the expense of fees payable to Shareholder Organizations for such services. See "Shareholder Organizations."

Redemption Procedures

          Customers of Shareholder Organizations holding Shares of record may redeem all or part of their investments in the Fund in accordance with procedures governing their accounts at the Shareholder Organizations. It is the responsibility of the Shareholder Organizations to transmit redemption requests to BFDS and credit such Customer accounts with the redemption proceeds on a timely basis. Redemption requests for Institutional Investors must be transmitted to BFDS by telephone at (800) 446-1012 or by terminal access. No charge for wiring redemption payments to Shareholder Organizations or Institutional Investors is imposed by the Trust, although Shareholder Organizations may charge a Customer's account for wiring redemption proceeds. Information relating to such redemption services and charges, if any, is available from the Shareholder Organizations. An Investor redeeming Shares through a registered investment adviser or certified financial planner may incur transaction charges in connection with such redemptions. Such Investors should contact their registered investment adviser or certified financial planner for further information on transaction fees. Investors may redeem all or part of their Shares in accordance with any of the procedures described below (these procedures also apply to Customers of Shareholder Organizations for whom individual accounts have been established with BFDS).

          As discussed in the Prospectuses, a redemption request for an amount in excess of $50,000 per account, or for any amount if the proceeds are to be sent elsewhere than the address of record, must be accompanied by signature guarantees from any eligible guarantor institution approved by BFDS in accordance with its Standards, Procedures and Guidelines for the Acceptance of Signature Guarantees ("Signature Guarantee Guidelines"). Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. All eligible guarantor institutions must participate in the Securities Transfer Agents Medallion Program ("STAMP") in order to be approved by BFDS pursuant to the Signature Guarantee. Guidelines. Copies of the Signature Guarantee Guidelines and information on STAMP can be obtained from BFDS at (800) 446-1012 or P.O. Box 8529, Boston, MA 02266-8529.

          BFDS may require additional supporting documents for redemptions. A redemption request will not be deemed to be properly received until BFDS receives all required documents in good order. Payment for Retail Shares redeemed will ordinarily be made by mail within five Business Days after receipt by BFDS of the redemption request in good order. Payment for Institutional Shares redeemed will normally be sent the next Business Day after receipt by BFDS of the redemption request in good order. Questions with respect to the proper form for redemption requests should be directed to BFDS at (800) 881-9358 (from overseas, call (617) 483-7297).

          Investors who have so indicated on the Application, or have subsequently arranged in writing to do so, may redeem Shares by instructing BFDS by wire or telephone to wire the redemption proceeds directly to the Investor's account at any commercial bank in the

United States. Institutional Investors may also redeem Shares by instructing BFDS by telephone at (800) 881-9358 or by terminal access.

          During periods of substantial economic or market change, telephone redemptions may be difficult to complete. If an Investor is unable to contact BFDS by telephone, the Investor may also deliver the redemption request to BFDS in writing at the address noted above.

Other Redemption Information

          Except as described in "Investor Programs" below, Investors may be required to redeem Shares in the Fund after 60 days' written notice if due to Investor redemptions the balance in the particular account with respect to the Fund remains below $500. If a Customer has agreed with a particular Shareholder Organization to maintain a minimum balance in his or her account at the institution with respect to Shares of the Fund, and the balance in such account falls below that minimum, the Customer may be obliged by the Shareholder Organization to redeem all or part of his or her Shares to the extent necessary to maintain the required minimum balance.

          The Trust may suspend the right of redemption or postpone the date of payment for Shares for more than 7 days during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

          In the event that Shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such Shares an amount that is more or less than his original investment due to changes in the market prices of the Fund's portfolio securities.

          The Trust reserves the right to honor any request for redemption or repurchase of the Fund's Shares by making payment in whole or in part in securities chosen by the Trust and valued in the same way as they would be valued for purposes of computing the Fund's net asset value (a "redemption in kind"). If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash.

          Under certain circumstances, the Trust may, in its discretion, accept securities as payment for Shares. Securities acquired in this manner will be limited to securities issued in transactions involving a bona fide reorganization or statutory merger, or other transactions involving securities that meet the investment objective and policies of the Fund acquiring such securities.

                                INVESTOR PROGRAMS

Systematic Withdrawal Plan

          An Investor who owns Retail Shares with a value of $10,000 or more may begin a Systematic Withdrawal Plan. The withdrawal can be on a monthly, quarterly, semiannual or annual basis. There are four options for such systematic withdrawals. The Investor may request:

          (1) A fixed-dollar withdrawal;

          (2) A fixed-share withdrawal;

          (3) A fixed-percentage withdrawal (based on the current value of the account); or

          (4) A declining-balance withdrawal.

          Prior to participating in a Systematic Withdrawal Plan, the Investor must deposit any outstanding certificates for Retail Shares with BFDS. Under this Plan, dividends and distributions are automatically reinvested in additional Retail Shares of the Fund. Amounts paid to investors under this Plan should not be considered as income. Withdrawal payments represent proceeds from the sale of Retail Shares, and there will be a reduction of the shareholder's equity in the Fund involved if the amount of the withdrawal payments exceeds the dividends and distributions paid on the Retail Shares and the appreciation of the Investor's investment in the Fund. This in turn may result in a complete depletion of the shareholder's investment. An Investor may not participate in a program of systematic investing in the Fund while at the same time participating in the Systematic Withdrawal Plan with respect to an account in the same Fund. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, the Systematic Withdrawal Plan directly from their Shareholder Organizations.

Exchange Privilege

          Investors and Customers of Shareholder Organizations may exchange Retail Shares having a value of at least $500 for Retail Shares of certain portfolios of the Trust or for Shares of any portfolio of Excelsior Funds, Inc. or Excelsior Tax-Exempt Funds, Inc. Institutional Shares may be exchanged for Institutional Shares of certain portfolios of the Trust or Excelsior Funds, Inc. An exchange involves a redemption of all or a portion of the shares in a Fund and the investment of the redemption proceeds in shares of another portfolio. The redemption will be made at the per share net asset value of the shares being redeemed next determined after the exchange request is received in good order. The shares of the portfolio to be acquired will be purchased at the per share net asset value of those shares next determined after receipt of the exchange request in good order.

          Shares may be exchanged by telephone or mail and must be made to accounts of identical registration. There is no exchange fee imposed by the Trust. See "Redemption Procedures." In order to protect other Shareholders, exchanges may be limited if it is in the best interests of the Fund or its shareholders. This limitation is not intended to limit a shareholder's right to redeem shares. Rather, the limitation is intended to curb short-term trading. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, such program directly from their Shareholder Organizations.

          For federal income tax purposes, exchanges are treated as sales on which the shareholder will realize a gain or loss, depending upon whether the value of the shares to be given up in exchange is more or less than the basis in such shares at the time of the exchange.

Retirement Plans

          Shares are available for purchase by Investors in connection with the following tax-deferred prototype retirement plans offered by United States Trust Company of New York ("U.S. Trust New York"):

          o IRAs (including "rollovers" from existing retirement plans) for individuals and their spouses;

          o Profit Sharing and Money-Purchase Plans for corporations and self-employed individuals and their partners to benefit themselves and their employees; and

          o    Keogh Plans for self-employed individuals.

          Investors investing in the Fund pursuant to Profit Sharing and Money-Purchase Plans and Keogh Plans are not subject to the minimum investment and forced redemption provisions described above. The minimum initial investment for IRAs is $250 per Fund and the minimum subsequent investment is $50 per Fund. Detailed information concerning eligibility, service fees and other matters related to these plans can be obtained by calling (800) 446-1012 (from overseas, call (617) 483-7297). Customers of Shareholder Organizations may purchase Shares of the Fund pursuant to retirement plans if such plans are offered by their Shareholder Organizations.

Additional Information

          Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, the above programs directly from their Shareholder Organizations.

                          RULE 12b-1 DISTRIBUTION PLAN

          Pursuant to Rule 12b-1 of the 1940 Act, the Trust has adopted a Distribution Plan (the "Distribution Plan") which permits the Retail Shares of the Equity Core Fund to bear certain expenses in connection with the distribution of such Shares. As required by Rule 12b-1, the Fund's Distribution Plan and related distribution agreement have been approved, and are subject to annual approval, by a majority of the Trust's Board of Trustees, and by a majority of the Trustees who are not interested persons of the Trust and have no direct or indirect interest in the operation of the Distribution Plan or any agreement relating to the Distribution Plan, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plan and related agreement. Rule 12b-1 also requires that persons authorized to direct the disposition of monies payable by the Fund (in the Fund's case, the Distributor) provide for the Trustees' review of quarterly reports on the amounts expended and the purposes for the expenditures.

          Under the Distribution Plan, the Retail Shares of the Fund may compensate the Distributor monthly for its services which are intended to result in the sale of Retail Shares. The compensation may not exceed the annual rate of 0.25% of the average daily net asset value of the Fund's outstanding Retail Shares. The Distributor may also use the distribution fees to defray direct and indirect marketing expenses such as: (i) the expense of preparing, printing and distributing promotional materials and prospectuses (other than prospectuses used for regulatory purposes or for distribution to existing shareholders); (ii) the expense of other advertising via radio, television or other print or electronic media; and (iii) the expense of payments to financial institutions ("Distribution Organizations") for distribution assistance (including sales incentives). Payments under the Distribution Plan are not tied directly to out-of-pocket expenses and therefore may be used by the Distributor as it chooses (for example, to defray its overhead expenses).

          Any material amendment to the Trust's arrangements with Distribution Organizations must be approved by a majority of the Trust's Board of Trustees (including a majority of the disinterested Trustees). Any change in the Distribution Plan that would materially increase the distribution expenses of Retail Shares requires approval by holders of those Shares, but otherwise, the Distribution Plan may be amended by the Trustees, including a majority of the disinterested Trustees. So long as the Distribution Plan is in effect, the selection and nomination of the members of the Trust's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust will be committed to the discretion of such non-interested Trustees.

          The Distribution Plan will continue in effect for successive one year periods, provided that such continuance is specifically approved by the vote of a majority of the Trustees who are not parties to the Distribution Plan or interested persons of any such party and who have no direct or indirect financial interest in the Distribution Plan or any related agreement and the vote of a majority of the entire Board of Trustees. The Distribution Plan and related agreement may be terminated as to the Fund by a vote of a majority of the Trust's disinterested Trustees or by vote of the holders of a majority of the Retail Shares of the Fund.

                             MANAGEMENT OF THE FUNDS

Trustees and Officers

               The business and affairs of the Fund are managed under the direction of the Trust's Board of Trustees. The Trustees and executive officers of the Trust, their addresses, ages, principal occupations during the past five years, and other affiliations are set forth below. Currently, none of the Trust's trustees is deemed an "interested person" of the Trust as defined in the 1940 Act.



                                                                             Number of
                                                                             Portfolios
                                     Term of                                 in
                                     Office                                  Excelsior
                        Position(s)   and                                    Complex           Other
                        Held with    Length                                  Overseen      Directorships
   Name, Address,       the          of Time     Principal Occupation(s)     by Board      Held by Board
       Age(1)           Companies   Served(2)      During Past 5 Years       Member(3)       Member(4)
       ------           ---------   ---------      -------------------       ---------       ---------

TRUSTEES

Frederick S. Wonham     Trustee,      Since    Retired; Chairman of the          33      Vice Chairman of
  Age:  71              Chairman      1995     Boards and Director (since                U.S. Trust
                        of the                 1997) and President and                   Corporation and
                        Board                  Treasurer (1995 to February               U.S. Trust New
                                               2002) of Excelsior Fund and               York (from
                                               Excelsior Tax-Exempt Fund;                February 1990
                                               Chairman of the Board and                 until September
                                               Trustee (since 1997),                     1995); and
                                               President and Treasurer                   Chairman, U.S.
                                               (1995 to February 2002) of                Trust Company
                                               Excelsior Funds Trust.                    (from March 1993
                                                                                         to May 1997).

Rodman L. Drake         Trustee      Since     Director of Excelsior Fund        33      Director, Parsons
  Age:  60                           1994      and Excelsior Tax-Exempt                  Brinkerhoff, Inc.
                                               Fund (since 1996); Trustee                (engineering
                                               of Excelsior Funds Trust                  firm) (since
                                               (since 1994); President,                  1995);
                                               Continuation Investments                  MetroCashcard
                                               Group, Inc. (since 1997);                 International,
                                               President, Mandrake Group                 Inc. (since
                                               (investment and consulting                1999); Director,
                                               firm (1994-1997).                         Hotelvision, Inc.
                                                                                         (since 1999);
                                                                                         Director,
                                                                                         Alliance Group
                                                                                         Services, Inc.
                                                                                         (since 1998);
                                                                                         Director, Clean
                                                                                         Fuels Technology
                                                                                         Corp. (since
                                                                                         1998); Director,
                                                                                         Absolute Quality
                                                                                         Inc. (since
                                                                                         2000); Director,
                                                                                         Hyperion Total
                                                                                         Return Fund, Inc.
                                                                                         and three other
                                                                                         funds for which
                                                                                         Hyperion Capital
                                                                                         Management, Inc.
                                                                                         serves as
                                                                                         investment
                                                                                         adviser (since
                                                                                         1991); Director,
                                                                                         The Latin
                                                                                         American Smaller
                                                                                         Companies Fund,
                                                                                         Inc. (from 1993
                                                                                         to 1998).

Morril Melton (Mel)     Trustee     Since      Director of Excelsior Fund        33      None
  Hall, Jr.                         2000       and Excelsior Tax-Exempt
  Age:  58                                     Fund (since July 2000);
                                               Trustee of Excelsior Funds
                                               Trust (since July 2000);
                                               Chief Executive Officer,
                                               Comprehensive Health
                                               Services, Inc. (health care
                                               management and
                                               administration).

                                                                             Number of
                                                                             Portfolios
                                     Term of                                 in
                                     Office                                  Excelsior
                        Position(s)   and                                    Complex           Other
                        Held with    Length                                  Overseen      Directorships
   Name, Address,       the          of Time     Principal Occupation(s)     by Board      Held by Board
       Age(1)           Companies   Served(2)      During Past 5 Years       Member(3)       Member(4)
       ------           ---------   ---------      -------------------       ---------       ---------

Roger M. Lynch          Trustee     Since      Director of Excelsior Fund and     33        Director, SLD
  Age:  62                          September  Excelsior Tax-Exempt Fund and                Commodities, Inc.
                                      2001     Trustee of Excelsior Funds Trust             (importer of
                                               (since September 2001); Retired;             nuts) (since
                                               Chairman of the Board of Trustees            1991); Chairman,
                                               of Fairfield University (since               Goldman Sachs
                                               1996); President, Corporate Asset            Money Markets,
                                               Funding Co., Inc. (asset                     Inc. (from 1982
                                               securitization) (from 1987 to                to 1986).
                                               1999); General Partner (from 1980
                                               to 1986) and Limited Partner (from
                                               1986 to 1999), Goldman Sachs & Co.

Jonathan Piel           Trustee     Since      Director of Excelsior Fund        33        Director, Group
  Age:  64                          1994       and Excelsior Tax-Exempt                    for the South
                                               Fund (since 1996); Trustee                  Fork,
                                               of Excelsior Funds Trust                    Bridgehampton,
                                               (since 1994).                               New York (since
                                                                                           1993); and
                                                                                           Member, Advisory
                                                                                           Committee, Knight
                                                                                           Journalism
                                                                                           Fellowships,
                                                                                           Massachusetts
                                                                                           Institute of
                                                                                           Technology (since
                                                                                           1984).
OFFICERS

James L. Bailey         President     Since    Executive Vice President of      N/A        N/A
  114 West 47th Street              May 2003   U.S. Trust Corporation and
  New York, NY 10036                           U.S. Trust New York (since
  Age:  57                                     January 2003); President,
                                               Excelsior Fund, Excelsior
                                               Tax-Exempt Fund and Excelsior
                                               Funds Trust (since May 2003);
                                               Consultant in the financial
                                               services industry (from August
                                               2000 to January 2003); Executive
                                               Vice President of Citicorp (1992
                                               to August 2000).

Agnes Mullady           Chief       Since      Senior Vice President and        N/A        N/A
  225 High Ridge Road   Financial   February   Division Head of U.S. Trust
  Stamford, CT 06905    Officer,      2004     Company, N.A. (since
  Age:  45              Treasurer              February 2004); Chief
                        and Chief              Financial Officer,
                        Accounting             Treasurer and Chief
                        Officer                Accounting Officer of
                                               Excelsior Fund, Excelsior
                                               Tax-Exempt Fund and Excelsior
                                               Funds Trust (since February
                                               2004); Chief Financial Officer of
                                               AMIC Distribution Partners
                                               Incorporated (from December 2002
                                               to February 2004); Controller and
                                               Director of Reserve Management
                                               Corporation (from August 2000 to
                                               November 2002); and Senior Vice
                                               President, Chief Financial
                                               Officer and Member of Executive
                                               Committee of Northstar Investment
                                               Management Corporation (from
                                               September 1993 to June 2000).

Frank Bruno             Vice        Since      Vice President, U.S. Trust       N/A        N/A
  225 High Ridge Road   President     2001     Company (since 1994); Vice
  Stamford, CT 06905    and                    President and Assistant
  Age:  43              Assistant              Treasurer, Excelsior Fund,
                        Treasurer              Excelsior Tax-Exempt Fund
                                               and Excelsior Funds Trust
                                               (since February 2001);
                                               Treasurer, Excelsior
                                               Venture Investors III, LLC
                                               and Excelsior Venture
                                               Partners III, LLC (since
                                               2001), Excelsior Private
                                               Equity Fund II, Inc. (since
                                               1997) and UST Private
                                               Equity

                                                                             Number of
                                                                             Portfolios
                                     Term of                                 in
                                     Office                                  Excelsior
                        Position(s)   and                                    Complex           Other
                        Held with    Length                                  Overseen      Directorships
   Name, Address,       the          of Time     Principal Occupation(s)     by Board      Held by Board
       Age(1)           Companies   Served(2)      During Past 5 Years       Member(3)       Member(4)
       ------           ---------   ---------      -------------------       ---------       ---------
                                               Fund, Inc. (since 1995).

Joseph Leung            Vice          Since    Vice President, U.S. Trust       N/A        N/A
  225 High Ridge Road   President   May 2003   Company (since March 2003);
  Stamford, CT  06905   and                    Vice President and
  Age:  37              Assistant              Assistant Treasurer,
                        Treasurer              Excelsior Fund, Excelsior
                                               Tax-Exempt Fund and
                                               Excelsior Funds Trust
                                               (since May 2003); Vice
                                               President of Merrill Lynch
                                               & Co. (from 2000 to 2002);
                                               Treasurer, Vice President
                                               and Chief Accounting
                                               Officer of Midas Funds,
                                               Bexil Fund, Tuxis Fund,
                                               Global Income Fund and
                                               Winmill & Co. Incorporated
                                               (from 1995 to 2000).

Michael R. Rosella      Secretary   Since      Partner, Paul, Hastings,         N/A        N/A
  75 East 55th Street               February   Janofsky & Walker LLP (law
  New York, NY 10022                  2004     firm) since 2000.  Partner,
  Age:  46                                     Battle Fowler LLP (law
                                               firm) since 1986.

Lee Wilcox              Assistant   Since      Employed by SEI Investments      N/A        N/A
  530 E. Swedesford     Treasurer   June 2002  since June 2002.  Director
  Road                                         of Fund Accounting, SEI
  Wayne, PA  19087                             Investments since June
  Age:  44                                     2002.  Senior Operations
                                               Manager of Deutsche Bank Global
                                               Fund Services (2000-2002),
                                               PricewaterhouseCoopers LLP
                                               (1995-2000), United States Army
                                               (1982-1992).

Timothy D. Barto        Assistant   Since      Employed by SEI Investments      N/A      N/A
  One Freedom Valley    Treasurer     2001     since October 1999.  Vice
  Drive                                        President and Assistant
  Oaks, PA  19456                              Secretary of SEI
  Age: 35                                      Investments since December
                                               1999. Associate at Dechert, Price
                                               & Rhoads (1997-1999). Associate
                                               at Richter, Miller and Finn
                                               (1993-1997).

----------------------
(1) Each trustee may be contacted by writing to Excelsior Funds, One Freedom Valley Drive, Oaks, PA 19456.
(2) Each trustee shall hold office until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. The president, treasurer and secretary of each Company shall hold office for a one year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with each Company's by-laws.
(3) The Excelsior Funds Complex consists of all registered investment companies (Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust) for which U.S. Trust serves as investment adviser. As of September 30, 2003, the Excelsior Funds Complex consisted of 33 Funds.
(4) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

     The Board has an Audit Committee that meets annually to review the Trust's financial statements with the independent accountants and to report on its findings to the Board. The members of the Committee are Frederick S. Wonham, Rodman L. Drake, Mel Hall, Roger M. Lynch and Jonathan Piel. The Committee met one time during the fiscal year ended March 31, 2003.

     The Trust's Board has a Nominating Committee consisting of Messrs. Drake and Piel. The Nominating Committee is responsible for considering candidates for election to the Trust's Board in the event a position is vacated or created. The Nominating Committee did not meet during the Trust's fiscal year ended March 31, 2003. The Nominating Committee will consider nominees recommended by the Trust's shareholders. Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust.

               The following table summarizes the dollar range of shares beneficially owned by each director/trustee in the Fund Complex as of December 31, 2002.(1)


                                                                      Aggregate Dollar Range of
                                                                      Equity Securities in All
                                                                        Registered Investment
                                                                      Companies Overseen or to
                                                                     be Overseen by Director or
                            Dollar Range of Equity Securities in        Nominee in Family of
    Name of Director                      each Fund                     Investment Companies
------------------------- ------------------------------------------ ----------------------------

Frederick S. Wonham       Mid Cap Value Fund     over $100,000              over $100,000
                          High Yield Fund        over $100,000


Rodman L. Drake                             None                                None


Mel Hall                  Mid Cap Value Fund     $1 - 10,000              $10,000 - 50,000


Roger M. Lynch                              None                                None


Jonathan Piel              High Yield Fund       over $100,000              over $100,000


     As of July 29, 2003, the Trustees and officers of the Trust as a group owned beneficially less than 1% of the outstanding shares of each Fund, and less than 1% of the outstanding shares of all Funds in the aggregate.

     Effective September 5, 2001, each director receives an annual fee of $15,000 from each of Excelsior Fund and Excelsior Tax-Exempt Fund and $6,000 from Excelsior Funds Trust plus a per-Company meeting fee of $2,500 from each of Excelsior Fund and Excelsior Tax-Exempt Fund and $1,000 from Excelsior Funds Trust for each meeting attended and is reimbursed for expenses incurred in attending meetings. The Chairman of the Board is entitled to receive an additional annual fee of $7,500 from each of Excelsior Fund and Excelsior Tax-Exempt Fund and $5,000 from Excelsior Funds Trust. In addition, Messrs. Drake and Piel each receive $1,000 per annum from each of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust for their services on the Nominating Committee. Prior to September 5, 2001, each director received an annual fee of $9,000 from each of Excelsior Fund and Excelsior

--------
(1) Fund Complex Means the Trust, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc.

Tax-Exempt Fund and $4,000 from Excelsior Funds Trust plus a per-Company meeting fee of $1,500 from each of Excelsior Fund and Excelsior Tax-Exempt Fund and $250 from Excelsior Funds Trust for each meeting attended and was reimbursed for expenses incurred for attending meetings. The Chairman of the Board of each Company was entitled to receive an additional $5,000 per annum from each of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust for services in such capacity. In addition, Messrs. Drake and Piel each received $2,000 per annum for their services on the Nominating Committee. The Trustees may hold various other directorships unrelated to the Funds. The employees of U.S. Trust Company, N.A. and SEI do not receive any compensation from the Trust for acting as officers of the Trust.

     The following chart provides certain information about fees received by the Trustees in the most recently completed fiscal year.


                                                Pension or
                              Aggregate         Retirement                           Total Compensation
                             Compensation        Benefits        Estimated Annual    from the Trust and
                              from the       Accrued As Part      Benefits Upon     Fund Complex** Paid
                                Trust*      of Trust Expenses       Retirement           to Trustees
                                ------      -----------------       ----------           -----------

Frederick S. Wonham             $16,000            None                None            $86,000 (3)***
Rodman L. Drake                 $12,000            None                None            $71,000 (3)***
Jonathan Piel                   $11,000            None                None            $66,000 (3)***
Mel Hall                        $11,000            None                None            $66,000 (3)***
Roger M. Lynch                  $11,000            None                None            $66,000 (3)***
Ralph E. Gomory****             $11,000            None                None            $66,000 (3)***


* The aggregate compensation paid to the Trustees by the Trust is divided proportionately among each Fund in the Trust based upon each Fund's net assets.
** The "Fund Complex" consists of the Trust, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc.
*** Number of investment companies in the Fund Complex for which trustee served as director or trustee.
**** Mr. Gomory resigned from the Boards as of January 23, 2003.

     The Trust Instrument of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

Investment Advisory Services

     U.S. Trust New York and U.S. Trust Company, N.A. (together with U.S. Trust New York, "U.S. Trust" or the "Adviser") serve as co-investment advisers to the Fund, subject to the general supervision and guidance of the Board of Trustees of the Trust. U.S. Trust New York and U.S. Trust Company, N.A. provide investment advisory services through their respective registered investment advisory divisions, U.S. Trust -- New York Fund Advisers Division and U.S. Trust Company, N.A. Asset Management Division. In the Advisory Agreement, the Adviser has agreed to provide the services described in the Prospectuses.

     At a meeting held on November 14, 2003, the Board of Trustees of the Trust, including all of the trustees who are not "interested persons" (as defined in the 1940 Act), approved the Trust's Investment Advisory Agreement with the Adviser with respect to the Fund, for an initial term of two years. In determining whether to approve the Investment Management Agreement, the Board considered information about the Adviser, the expense ratios of the Fund and certain additional factors described below that the Board deemed relevant. The following summary highlights the materials and factors that the Board considered, and the conclusions the Board reached, in approving the Investment Advisory Agreement.

     The Board, among other things: (i) considered the scope and quality of services to be provided by U.S. Trust, and particularly the personnel who would be responsible for providing services to the Fund; (ii) focused on U.S. Trust's reputation and long-standing relationship with the Companies; (iii) discussed U.S. Trust's performance history, as well as its effectiveness in monitoring the Companies' portfolios to assure that they would be in compliance with their stated investment policies and restrictions, and to assure that they would be in compliance with the requirements of the 1940 Act and related securities regulations; (iv) discussed and reviewed the Lipper comparative material with respect to the proposed advisory fees and expense ratios of the Fund, which it noted would be at or below the Lipper averages for similar funds; (v) discussed U.S. Trust's practices regarding the selection and compensation of brokers and dealers that would execute portfolio transactions for the Fund, and the brokers' and dealers' provision of brokerage and research services to U.S. Trust (including transactions processed through affiliates of the U.S. Trust); and
(vi) discussed compensation payable by the Fund to U.S. Trust for providing administrative and shareholder services.

     The Board of Trustees, including all of the disinterested Trustees who are not "interested persons" (as defined in the 1940 Act), concluded that the fees payable under the Investment Advisory Agreement are fair and reasonable with respect to the services that the Adviser will provide and in light of the other factors described above that the Board deemed relevant. The Board based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling. The Board was also assisted by the advice of independent counsel in making this determination.

     After the initial two-year term, the Advisory Agreement will continue in effect with respect to the Fund as long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a majority vote of the shareholders of the Fund and, in either case, by a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. Each investment adviser and administrator has agreed to waive certain fees.

     The Advisory Agreement provides that the Adviser may render services to others, and each Advisory Agreement is terminable by the Trust without penalty on not more than 60 days' nor less than 30 days' written notice when authorized either by majority vote of the Fund or by a vote of a majority of the Board of Trustees of the Trust, or by the Adviser on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment, or for any act or omission in the execution of security transactions for the Fund, except that U.S. Trust New York and U.S. Trust Company, N.A. shall be jointly, but not severally, liable for willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations and duties under the Advisory Agreement.

     U.S. Trust Corporation is a wholly-owned subsidiary of Schwab. Charles R. Schwab is the founder, Chairman and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation's largest financial services firm and the nation's largest electronic brokerage firm, in each case measured by customer assets. At May 15, 2003, Schwab served
8.0 million active accounts with $798.2 billion in customer assets.

     For the services provided and expenses assumed pursuant to the Advisory Agreement, the Adviser is entitled to be paid a fee computed daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Equity Core Fund.

     The Adviser has contractually agreed to waive all or a portion of the advisory fees payable to it by the Fund to keep the Fund's net annual operating expenses from exceeding the percentage stated in the "Annual Fund Operating Expenses" section of the Fund's prospectus. The waiver may not be terminated before March 31, 2004.

Administrators

     SEI, Federated Services Company (an affiliate of the Distributor) and U.S. Trust Company, N.A. (together, the "Administrators") serve as the Trust's administrators and provide the Fund with general administrative and operational assistance. SEI replaced Chase Global Funds Services Company ("CGFSC") as one of the Company's Administrators pursuant to an Accounting and Administration Agreement dated June 4, 2001 (the "Administration Agreement"). Under the Administration Agreement, the Administrators have agreed to maintain office facilities for the Fund, furnish the Fund with statistical and research data, clerical, accounting, and bookkeeping services, and certain other services required by the Fund, and to compute the net asset values, net income and realized capital gains or losses, if any, of the Fund. The Administrators prepare semiannual reports to the SEC, prepare federal and state tax returns, prepare filings with state securities commissions, arrange for and bear the cost of processing Share purchase and redemption orders, maintain the Fund's financial accounts and records, and generally assist in the Fund's operations.

     The Administrators also provide administrative services to the investment portfolios of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc., which are also advised by U.S. Trust and its affiliates and distributed by the Distributor. For services provided to all of the investment portfolios of the Trust, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (except for the international portfolios of Excelsior Funds, Inc. and the Trust), the Administrators are entitled jointly to fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of the three companies (excluding the international portfolios of the Trust and Excelsior Funds, Inc.) as follows:

                   Combined Aggregate Average Daily Net Assets
                     of the Trust, Excelsior Funds, Inc. and
                   Excelsior Tax-Exempt Funds, Inc. (excluding
                    the international portfolios of the Trust
                           and Excelsior Funds, Inc.)

                                                                     Annual Fee
                                                                     ----------
       First $200 million........................................      0.200%
       Next $200 million.........................................      0.175%
       Over $400 million.........................................      0.150%

     Administration fees payable to the Administrators by each portfolio of the Trust, Excelsior Funds, Inc., and Excelsior Tax-Exempt Funds, Inc. are allocated in proportion to their relative average daily net assets at the time of determination. From time to time, the Administrators may voluntarily waive all or a portion of the administration fee payable to them by a Fund, which waivers may be terminated at any time. For the fiscal year ending March 31, 2003, U.S. Trust Company, N.A. has voluntarily agreed to waive 0.04% of its administration fee.

Shareholder Organizations

     The Trust has entered into agreements with certain Shareholder Organizations. Such agreements require the Shareholder Organizations to provide shareholder administrative services to their Customers who beneficially own Shares in consideration for the Fund's payment of not more than the annual rate of 0.25% of the average daily net assets of the Fund's Shares beneficially owned by Customers of the Shareholder Organization. Such services may include: (a) acting as recordholder of Shares; (b) assisting in processing purchase, exchange and redemption transactions; (c) transmitting and receiving funds in connection with Customer orders to purchase, exchange or redeem Shares; (d) providing periodic statements showing a Customer's account balances and confirmations of transactions by the Customer; (e) providing tax and dividend information to shareholders as appropriate; (f) transmitting proxy statements, annual reports, updated prospectuses and other communications from the Trust to Customers; and
(g) providing or arranging for the provision of other related services. It is the responsibility of Shareholder Organizations to advise Customers of any fees that they may charge in connection with a Customer's investment.

     The Trust's agreements with Shareholder Organizations are governed by an Administrative Services Plan (the "Plan") adopted by the Trust. Pursuant to the Plan, the Trust's Board of Trustees will review, at least quarterly, a written report of the amounts expended under the Trust's agreements with Shareholder Organizations and the purposes for which the expenditures were made. In addition, the arrangements with Shareholder Organizations will be approved annually by a majority of the Trust's Trustees, including a majority of the Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

     Any material amendment to the Trust's arrangements with Shareholder Organizations must be approved by a majority of the Trust's Board of Trustees (including a majority of the Disinterested Trustees). So long as the Trust's arrangements with Shareholder Organizations are in effect, the selection and nomination of the members of the Trust's Board of Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) will be committed to the discretion of such Disinterested Trustees.

Expenses

     The expenses of the Trust include the compensation of its Trustees who are not affiliated with the Adviser; governmental fees; interest charges; taxes; fees and expenses of the Adviser and Administrators, of independent auditors, of legal counsel and of any transfer agent, custodian, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, Shares of the Fund.

     Expenses of the Trust also include expenses of distributing and redeeming Shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, reports, notices, proxy statements and reports to shareholders and to governmental offices and commissions; expenses of shareholder and Trustee meetings; expenses relating to the issuance, registration and qualification of Shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes; and membership dues in the Investment Company Institute allocable to the Trust.

Transfer Agent and Custodian

     J.P. Morgan Chase Bank ("J.P. Morgan Chase"), a wholly-owned subsidiary of J.P. Morgan Chase & Co., Inc., serves as custodian of the Fund's assets. Under the Custodian Agreement, J.P. Morgan Chase has agreed to: (i) maintain a separate account or accounts in the name of the Fund; (ii) make receipts and disbursements of money on behalf of the Fund; (iii) collect and receive all income and other payments and distributions on account of the Fund's portfolio securities; (iv) respond to correspondence from securities brokers and others relating to its duties; (v) maintain certain financial accounts and records; and
(vi) make periodic reports to the Trust's Board of Trustees concerning the Fund's operations. J.P. Morgan Chase may, at its own expense, open and maintain custody accounts with respect to the Fund with other banks or trust companies, provided that J.P. Morgan Chase shall remain liable for the performance of all its custodial duties under the Custodian Agreement, notwithstanding any delegation. Communications to the custodian should be directed to J.P. Morgan Chase, Mutual Funds Service Division, 3 Chase MetroTech Center, 8th Floor, Brooklyn, NY 11245.

     State Street Bank and Trust Company ("State Street") serves as transfer agent for the Fund pursuant to a Transfer Agency and Service Agreement. Under this Agreement, State Street has agreed to perform the following functions, among others: (i) issue and redeem Shares of the Fund; (ii) address and mail all communications by the Fund to their shareholders, including reports to shareholders, dividend and distribution notices, and proxy materials for their meetings of shareholders; (iii) respond to correspondence by shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Trust's Board of Trustees concerning the Fund's operations. For its transfer agency and dividend disbursement services, State Street is entitled to receive an annual fee of $12.50 per Network Account, $17.50 per Direct Account and $2.40 per Closed Account. In addition, State Street is entitled to be reimbursed for its out-of-pocket expenses for the cost of forms, postage, processing purchase and redemption orders, handling of proxies, and other similar expenses in connection with the above services.

     State Street may, at its own expense, delegate its transfer agency obligations to BFDS or an affiliate registered as a transfer agent under applicable law, provided that State Street shall remain liable for the performance of all of its transfer agency duties under the Transfer Agency and Service Agreement, notwithstanding any such delegation. Pursuant to this provision in the agreement, State Street has delegated its transfer agency obligations to BFDS. For those services provided by it, BFDS is entitled to receive the same schedule of fees as State Street. Communications to the transfer agent should be directed to Excelsior Funds, c/o BFDS, P.O. Box 8529, Boston, MA 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184).

     Prior to September 24, 2001, Chase Global Funds Services Company served as the Trust's transfer agent pursuant to a transfer agency agreement substantially similar to the Transfer Agency and Service Agreement currently in effect for the Trust.

                              INDEPENDENT AUDITORS

     Ernst & Young LLP, independent auditors, 200 Clarendon Street, Boston, MA 02116, serve as auditors of the Trust.

                                     COUNSEL

     Legal matters in connection with the issuance of shares of stock of the Trust are passed upon by Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022.

                                    TAXATION

     The following supplements the tax information contained in the Prospectus.

     For federal income tax purposes, each series of the Trust is treated as a separate corporate entity and intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally relieves a Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with applicable requirements. If, for any reason, the Fund does not qualify for a taxable year for the special federal tax treatment afforded regulated investment companies, the Fund would be subject to federal tax on all of its taxable income at regular corporate rates, without any deduction for distributions to shareholders. In such event, dividend distributions would be taxable as dividend income to shareholders to the extent of the Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders. To the extent the Fund's distributions are attributable to dividends it receives from REITs, such distributions may be taxable to shareholders as ordinary income rather than the lower rates applicable to dividend income. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute currently an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of their ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

     The Fund will be required in certain cases to withhold and remit to the U.S. Treasury as backup withholding 28% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund when required to do so either that they are not subject to backup withholding or that they are "exempt recipients." Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder ultimate federal income tax liability if appropriate documentation is provided.

     Any investment by the Fund in zero coupon bonds, certain securities purchased at a market discount, and similar instruments will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

     While the Fund might invest in municipal securities, the interest on which might otherwise be exempt from tax, it is generally not expected that the Fund will satisfy the requirements under the Code to pass-through such exempt income to shareholders as tax-exempt dividends.

     The Fund's transactions in options, futures contracts, and forward currency exchange contracts will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. In addition, foreign exchange gains or losses realized by the Fund will generally be treated as ordinary income or loss by the Fund. Investment by the Fund in certain "passive foreign investment companies" ("PFICs") may also have to be limited in order to avoid a tax on the Fund. The Fund may elect (if such election is available) to mark to market any investments in "passive foreign investment companies" on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

     The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by the Equity Core Fund, and investments in PFICs, are complex and in some cases uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions or to borrow money so as to make sufficient distributions to shareholders to avoid corporate level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to Shareholders as ordinary income. In addition, in the case of any shares of a PFIC in which the Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the PFIC shares.

     The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisers concerning their specific situations and the application of state, local and foreign taxes.

                            DESCRIPTION OF THE TRUST

     The Trust's Trust Instrument permits the Trustees of the Trust to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each class of the Fund and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. The Trust reserves the right to create and issue any number of series or classes; investments in each series participate equally in the earnings, dividends and assets of the particular series only and no other series. Currently, the Trust has nine active series, although additional series may be established from time to time.

     The Shares of the Equity Core Fund are classified into two separate classes of shares representing Retail Shares and Institutional Shares. Retail Shares have different expenses than Institutional Shares which may affect performance.

     Each share (irrespective of class designation) of the Fund represents an interest in the Fund that is proportionate with the interest represented by each other share. Shares have no preference, preemptive, conversion or similar rights. Shares when issued are fully paid and nonassessable, except as set forth below. Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote and will vote in the aggregate and not by class or series, except as otherwise expressly required by law. Separate votes, however, are taken by each class or series on matters affecting an individual class or series. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved. Shareholders of all series of the Trust will vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series of the Trust could control the outcome of these votes.

     The Trust is not required to and has no current intention to hold annual meetings of shareholders, although the Trust will hold special meetings of shareholders when in the judgment of the Board of Trustees of the Trust it is necessary or desirable to submit matters for a shareholder vote. Shareholders have the right to remove one or more Trustees of the Trust at a shareholders meeting by a vote of two-thirds of the outstanding shares of the Trust. Shareholders also have the right to remove one or more Trustees of the Trust without a meeting by a declaration in writing by a majority of the shareholders. Upon liquidation or dissolution of the Fund, shareholders would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

     The assets of the Trust received for the issue or sale of the shares of each class of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such class and series and constitute the underlying assets of such class and series. The underlying assets of each series are segregated on the books of account, and are to be charged with the liabilities in respect to such series and with such a share of the general liabilities of the Trust. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given class or series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of the Trust or any series, the holders of the shares of any series are entitled to receive as a class the value of the underlying assets of such shares available for distribution to shareholders.

     The Trustees may amend the Trust Instrument without shareholder approval, except shareholder approval is required for any amendment (a) which affects the voting rights of shareholders under the Trust Instrument, (b) which affects shareholders' rights to approve certain amendments to the Trust Instrument, (c) required to be approved by shareholders by law or the Registration Statement, or
(d) submitted to shareholders for their approval by the Trustees in their discretion. Pursuant to Delaware business trust law and the Trust Instrument, the Trustees may, without shareholder approval, (i) cause the Trust to merge or consolidate with one or more entities, if the surviving or resulting entity is the Trust or another open-end management investment company registered under the 1940 Act, or a series thereof, that will succeed to or assume the Trust's registration under the 1940 Act, or (ii) cause the Trust to incorporate under the laws of the State of Delaware.

     The Trust Instrument provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

     Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation on personal liability which is extended to shareholders of private for profit corporations organized under the General Corporation Law of the State of Delaware. However, the courts of other states may not apply Delaware law and shareholders may, under certain circumstances be held personally liable for the obligations of the Trust. The Trust Instrument contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of the Fund solely by reason of his being or having been a shareholder. The Trust Instrument also provides for the maintenance, by or on behalf of the Trust and the Fund, of appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and the Fund, their shareholders, Trustees, officers, employees and agents, covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law did not apply, inadequate insurance existed and the Fund itself was unable to meet its obligations.

                             PROXY VOTING PROCEDURES

     The Board of Trustees has delegated the responsibility to vote proxies to the Adviser, subject to the Board's oversight. The Adviser's policies, which follow, are reviewed periodically, and, accordingly are subject to change. The Adviser has established a proxy committee to oversee the voting of proxies. The Proxy Committee is responsible for the review of proxies related to shareholdings in U.S. Trust accounts and forming recommendations for voting proxy resolutions. The Proxy Committee policies, procedures and voting recommendations are based entirely upon considerations of investment value and the financial interests of account principals and beneficiaries.

     Wherever possible, the Adviser relinquishes to the account principal the voting proxy for Charles Schwab securities held in a U.S. Trust account. The principal may designate a co-trustee, or any other person authorized by the governing instrument, to vote the shares.

     The Proxy Committee has determined that U.S. Trust's voting policy is summarized by the following:

     1. U.S. Trust votes in accordance with the views and recommendations of corporate management on routine issues related to domestic and international equities. Routine issues are defined in Appendix C.

     2. On non-routine issues, U.S. Trust's own policies and procedures will apply and votes shall be cast accordingly. U.S. Trust's own policies are defined in Appendix D.

     3. When a voting issue arises that is not routine or is not specifically enumerated in the U.S. Trust policy, U.S. Trust will vote in accordance with the view of the company's management.

     4. It is the responsibility of U.S. Trust's analysts and investment professionals to highlight potentially significant proxy issues--in the companies we own and follow and to suggest voting recommendations to the Proxy Committee based upon their in-depth knowledge of the company and the issues involved. In addition, the contributions from investment professionals throughout U.S. Trust should not be limited to routine and non-routine issues solely, and encompass other issues that have an impact on the corporate governance of these companies.

     5. In the event that the Proxy Committee determines that it is in the best interests of clients to depart from the objective policies set forth in Paragraphs 1-3 above, and it determines, based upon a variety of factors reflected in procedures that the Proxy Committee has adopted, that a proposed vote would raise a conflict of interest issue, the Proxy Committee shall present such issue to an independent group. Such presentation shall include all relevant information regarding the matter to be voted on and the nature of the conflict. The independent group shall direct the Proxy Committee as to the proper course of action.

     In addition, the U.S. Trust Proxy committee utilizes the services of Institutional Shareholder Services (ISS) for research and proxy handling. ISS's research and input on issues is available to the committee and may be utilized as the committee seeks to address or challenge ourselves on specific corporate issues.

                                 CODE OF ETHICS

     The Trust, U.S. Trust New York, U.S. Trust Company, N.A. and the Distributor have adopted codes of ethics that allow for personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

                                  MISCELLANEOUS

     As used herein, "assets allocable to the Fund" means the consideration received upon the issuance of shares in the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular portfolio of the Trust. In determining a Fund's net asset value, assets allocable to each class of the Fund are charged with the direct liabilities in respect of such class and with a share of the general liabilities of the Trust which are normally allocated in proportion to the relative asset values of the Trust's portfolios at the time of allocation. Subject to the provisions of the Trust's Trust Instrument determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to the Fund, are conclusive.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

     A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

     "A-1" -- Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     "A-2" -- Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     "A-3" -- Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     "B" -- Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "C" -- Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

     "D" -- Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Local Currency and Foreign Currency Risks -- Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

     Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:

     "Prime-1" -- Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     "Prime-2" -- Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     "Prime-3" -- Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     "Not Prime" -- Issuers do not fall within any of the Prime rating categories.

     Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

     "F1" -- Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

     "F2" -- Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     "F3" -- Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     "B" -- Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     "C" -- Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

     "D" -- Securities are in actual or imminent payment default.

Long-Term Credit Ratings

     The following summarizes the ratings used by Standard & Poor's for long-term issues:

     "AAA" -- An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     "AA" -- An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     "A" -- An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     "BBB" -- An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     "BB" -- An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "B" -- An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     "CCC" -- An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     "CC" -- An obligation rated "CC" is currently highly vulnerable to nonpayment.

     "C" -- A subordinated debt obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

     "D" -- An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     PLUS (+) OR MINUS (-) -- The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     The following summarizes the ratings used by Moody's for long-term debt:

     "Aaa" -- Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" -- Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

     "A" -- Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa" -- Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba" -- Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     "B" -- Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     "Caa" -- Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     "Ca" -- Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     "C" -- Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

     The following summarizes long-term ratings used by Fitch:

     "AAA" -- Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     "AA" -- Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     "A" -- Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     "BBB" -- Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

     "BB" -- Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     "B" -- Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     "CCC," "CC" and "C" -- Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

     "DDD," "DD" and "D" -- Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

     PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC".

Notes to Short-Term and Long-Term Credit Ratings

Standard & Poor's

     CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

     Rating Outlook: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

     o    Positive means that a rating may be raised.
     o    Negative means that a rating may be lowered.
     o    Stable means that a rating is not likely to change.
     o    Developing means a rating may be raised or lowered.
     o    N.M. means not meaningful.

Moody's

     Watchlist: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody's opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody's Investors Services, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

Fitch

     Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

     Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Municipal Note Ratings

     A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

     "SP-1" -- The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

     "SP-2" -- The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     "SP-3" -- The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody's Investment Grade ("MIG") and are divided into three levels -- MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue's specific structural or credit features. The following summarizes the ratings by Moody's for these short-term obligations:

     "MIG-1"/"VMIG-1" -- This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2"/"VMIG-2" -- This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

     "MIG-3"/"VMIG-3" -- This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     "SG" -- This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

     Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

     A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

     Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

     Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

                                   APPENDIX B

     The Fund may enter into futures contracts and options. Such transactions are described in this Appendix.

I.   Interest Rates Futures Contracts

     Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

     The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, by using futures contracts.

     Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

     Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

     Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade and the Chicago Mercantile Exchange and the New York Futures Exchange. The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

     A public market now exists in futures contracts covering various financial instruments including long-term Treasury Bonds and Notes; Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities, three-month Treasury Bills; and ninety-day commercial paper. The Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

II.  Stock Index Futures Contracts.

     General. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

     The Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

     In addition, the Fund may utilize stock index futures contracts in anticipation of changes in the composition of its holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

III. Futures Contracts on Foreign Currencies.

     A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by the Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV.  Margin Payments.

     Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instrument fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V.   Risks of Transactions in Futures Contracts.

     There are several risks in connection with the use of futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Fund. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the future contract being used, or if otherwise deemed to be appropriate by the Fund. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

     Where futures are purchased to hedge against a possible increase in the price of securities or a currency before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities to be purchased.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Fund may still not result in a successful hedging transaction over a short time frame.

     Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

     Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     Successful use of futures by the Fund is also subject to the Fund's ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its Portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI.  Options on Futures Contracts

     The Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

     Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts. Although permitted by their fundamental investment policies, the Fund does not currently intend to write futures options during the current fiscal year, and will not do so in the future absent any necessary regulatory approvals.

VII. Accounting and Tax Treatment.

     Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

     Generally, futures contracts held by the Fund at the close of the Fund's taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and sixty percent of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Fund holds the futures contract ("the 40-60 rule"). The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Fund, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which will also be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, the Fund may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, the Fund would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40-60 rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, no more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term. Opinions on futures contracts generally receive federal tax treatment similar to that described above.

     Certain foreign currency contracts entered into by the Fund may be subject to the "mark-to-market" process. If the Fund makes a Capital Asset Election with respect to such contracts, the contracts will be subject to the 40-60 rule, described above. Otherwise, such gain or loss will be treated as 100% ordinary gain or loss. To receive such federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends; (2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information, the Treasury has not issued any such regulations. Foreign currency contracts entered into by the Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

     Some investments may be subject to special rules which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided In Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. However, regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the "mark-to-market" rules, unless an election is made to have such currency rules apply. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions subject to the special currency rules that are part of a "Section 988 hedging transaction" (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts that the Fund may make or may ender into will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by the Fund which are not subject to special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

     Under the federal income tax provisions applicable to regulated investment companies, less than 30% of a company's gross income must be derived from gains realized on the sale or other disposition of securities held for less than three months. With respect to futures contracts and other financial instruments subject to the "mark-to-market" rules, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a futures contract or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract or instrument is held) if the gain arises as a result of a constructive sale under the "mark-to-market" rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or transferred) during the taxable year (other than by reason of the mark-to-market rules) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date. In determining whether the 30% test is met for a taxable year, increases and decreases in the value of the Fund's futures contracts and other investments that qualify as part of a "designated hedge," as defined in the Code, may be netted.

                                   APPENDIX C

                                 ROUTINE ISSUES

     The following items are defined as routine:



1. Ratification of Auditors

2. Change Date/Location of Annual Meeting

3. Amend Articles/Charter -- General Matters

4. Change Company Name

5. Classification of the Board of Directors

6. Approval of Stock Splits/Reverse Splits

7. Reduction of authorized common stock

8. Increase in capital stock for shareholder rights plan

9. Reduction of authorized preferred stock

10. Issuance of shares in connection with an acquisition

11. Formation of a holding company

12. Amend Charter/ByLaws to include or remove anti-takeover provisions

13. Eliminating the right to act by written consent

14. Removing directors for cause

15. Adopt/increase or reduce supermajority vote requirement

16. Adopt or amend shareholder rights plan

17. Eliminating the right to call a special meeting

18. Renewal of shareholder rights plan

19. Establishing term limits for directors

20. Requiring two candidates for each board seat

21. Confidential voting

22. Discretionary voting of unmarked proxies

23. Special reports on charitable/political contributions and activities

24. Increasing or decreasing the number of directors

25. Electing directors (excepting merger or contested)

26. Shareholder proposals not Identified in Appendix D

                                   APPENDIX D

                U.S. TRUST VOTING POLICIES FOR NON-ROUTINE ISSUES

     Many investment position/shareholders' rights voting questions are routine and recurring. To increase the efficiency of review and response to such questions, the Proxy Committee has adopted the following paragraphs as statements of U.S. Trust's policies on such recurring matters. Proxy questions will continue to be reviewed individually, but record memoranda of voting will refer to the relevant policy paragraph, whenever possible, rather than reiterating the policy in each case.

Paragraph 1 - Management proposals against cumulative voting for the election of directors.
              ------------------------------------------------------------------

              Cumulative voting permits a shareholder to amass (cumulate) all his/her votes for directors and apportion these votes among one, or few, or all directors on a multi-candidate slate. This provision may facilitate the election of minority representatives to the board and can be significant in proxy contests and is often used by dissidents. While used predominantly at the turn of the 20th century, this practice is now relatively rare. U.S. Trust believes that electing directors is one of the most basic rights that an investor can exercise in stock ownership. We also believe strongly that all directors of any corporation should represent the shareholder interests. Furthermore, we assert that corporate managements often operate with the shareholder best interests in mind when selecting directors. Thus, our voting policy on management proposals against cumulative voting for the election of directors is to vote with management.

Paragraph 2 - Management proposals for extinguishing shareholder preemptive rights.
              -------------------------------------------------------------

              Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of a new issue of stock in the class they own, in an amount equal to the percentage of the class they already own. Our policy on management proposals to cancel shareholder preemptive rights to subscribe to new issues of equity-based securities is based broadly upon historical management actions as stewards of the shareholder. For companies having large, actively-traded equity capitalizations, we, as well as corporate managements agree with cancellation of preemptive rights. Individual shareholders proportionate ownership in such cases is not a material financial consideration and increased or maintained ownership may easily be obtained by market purchases. The additional expenses incurred in a rights offering of new securities, including the necessary discount under the prevailing market price, may be comparatively significant. However, in the long term, greater financing flexibility and reduced expenses afforded by not having preemptive rights are more in the interest of shareholders than the less meaningful property right to maintain proportionate ownership. Companies with smaller, less actively traded equity capitalizations, generally do not have the same financing flexibility as those companies aforementioned. Considering the former, in such cases, if management deems it prudent to extinguish such rights, then we support the viewpoint of management.

Paragraph 3 - Management proposals to establish or amend various forms of incentive compensation plans and retirement or severance benefits for key employees.
              -----------------------------------------------------------------

              U.S. Trust, supports effective and carefully administered incentive compensation plans, including stock options and other stock purchase rights to be awarded to key employees. Stock option awards to key executives, including "stock appreciation rights" or "contingent credits" are generally only applied to a small number of management employees within an organization who are presumed to exercise functions and responsibilities that measurably affect the operating and financial performance of the corporation. These awards act as incentives for such key employees in improving the overall financial performance of the corporation. These awards should be reasonable, given corporate circumstances, and developed at the discretion of the board of directors compensation or special committee evaluating such plans.

Paragraph 4 - Management proposals for establishing or amending employee savings, employee stock ownership plans or investment plans.
              -----------------------------------------------------------

               U.S. Trust believes that employee savings plans, including ESOP's (employee stock ownership plans) and ESPP's (employee stock purchase plans) among various other types of employee savings plans, are constructive in building employee ownership and loyalty of and to organizations, as well as driving corporate performance and allow employees to share in the growth potential of their employer. We believe this type of employee involvement is positive long-term for corporate performance. As such, if a corporation's management believes it prudent to establish or amend such plans, we concur.

Paragraph 5 - Management proposals for establishing or amending Executive
              Incentive Bonus Plans.
              -----------------------------------------------------------

               Continuing the logic in paragraph 3, U.S. Trust believes that executive incentive bonus plans are an integral part of management compensation structures. With proper planning, implementation and monitoring, such plans often provide long-term incentives for corporate executives to create shareholder value that can be sustained and grow through time. Provided that current management of the corporation is not a part of the compensation committee, and that such long-term compensation awards are not unduly great, we believe management proposals for establishing and amending executive incentive bonus plans are worthwhile.

Paragraph 6 - Management proposals to require annual election of all directors.
              -----------------------------------------------------------------

              U.S. Trust believes that electing directors is one of the most basic rights that an investor can exercise in stock ownership. Historically, we have not been opposed to classified boards of directors, in which groups of directors are elected for terms of several years. However, some corporations may seek to provide independent thinking to the board more regularly than classified boards provide. Various studies have been conducted on the benefits of board independence, and most have found at least preliminary evidence that board independence is desirable. If management of the corporation does not seek to classify the board in any way, but rather would prefer to elect all directors annually, U.S. Trust supports the position of management.

Paragraph 7 - Management proposals for re-incorporation under the laws of a different state.
              -------------------------------------------------------------

               A change of the legal jurisdiction under which the corporation is governed is usually done to reduce taxes or to provide more favorable conditions and greater flexibility of corporate operations. Reduction of expenses or less restrictive governance conditions are generally in stockholders interest for corporations in the long-term. As such, we view these types of requests by management favorably. However, the individual circumstances surrounding the reincorporation are a key consideration in voting for the proposal.

Paragraph 8 - Amendments to the Charter or By-Laws to provide limits to liability of directors, in their role as directors; contractual agreements concerning directors' liability.
              ---------------------------------------------------------------

              In the long-term, it is in the shareholders' financial interest to have qualified, effective and experienced persons serve as directors. To obtain the services of such persons as "outside" directors, we believe it is necessary to offer competitive compensation and protection from exposure to unreasonable personal liability potentially arising from serving as a director. In 1986, the State of Delaware enacted legislation to limit the liability exposure of directors of Delaware corporations in response to growing problems of litigation and corporate governance. Historically, we have treated corporate actions to comply with changes in local or Federal law and regulations as routine. As such, we believe the treatment of granting liability and indemnification provisions to go hand-in-hand with electing directors and determining their compensation, and thus view it as routine and vote with management on such proposals.

Paragraph 9 - Management proposals for the approval of asset sales, reorganizations & restructurings.
              -----------------------------------------------------

              Corporations generally cite a variety of reasons for reorganizing, restructuring and asset sales. In the end, these transactions generally happen for two reasons: 1) the asset causes diseconomies of scale and impacting the economic value of the corporation, and 2) the company believes it can sell the asset for a financial gain to a buyer who can make better use of it. We further believe that management best understands the corporations' assets and their marketable economic value and generally seeks the appropriate courses to pursue when assets are creating diseconomies. Thus, our voting policy reflects that of management's judgment. However, when a sale, reorganization or restructuring is combined with a proxy contest, such situations should be treated as non-routine.

Paragraph 10 - Shareholder Proposals to establish a nominating committee of the board of directors.
               ----------------------------------------------------------------

               A separate nominating committee, composed entirely or in the majority of outside directors, is often proposed by certain shareholders as a protection against the perpetuation of a management group through control over the selection of replacement or successor directors. There is no reason to believe that such a committee would perform the nominating function better than one composed of the board in its entirety. It is more likely that a controversial candidate or disagreement among the directors as a group would be avoided or resolved without a nominating committee.

Paragraph 11 - Management proposals to require directors to own 1,000, 2,000 or some similarly large number of shares.
               ----------------------------------------------------------------

               Traditionally director compensation has been composed of annual cash retainers, meeting fees, and committee fees. Starting in the late 1980's additional forms of compensation were added as generally acceptable forms of compensation. One of these forms of compensation includes stock ownership, either through outright purchase or stock option grants. Like employee stock ownership, director stock ownership aligns the interests of directors and shareholders. Whether through outright purchase (with the director's cash compensation) or through option grant, if the management of a corporation subscribes to the above premise and proposes to require directors to own shares in the corporation they represent, and the share amounts are not unreasonable relative to their compensation, then our voting policy is to vote with management.

Paragraph 12 - Shareholder proposals to prohibit re-election of outside directors after an arbitrary period of time or upon retirement from their primary employment.
               --------------------------------------------------------------

               The usual reason cited for such proposals is to have "fresh faces" on the board of directors. We feel that arbitrarily discarding knowledgeable, experienced directors after an arbitrary time limit, or upon retirement from their primary employment is foolish and opposite shareholder interests. We believe management and the board of directors best understands the board's composition, strengths and weaknesses and know best when to make changes to its composition.

Paragraph 13 - Shareholder proposals to prohibit one person from holding the offices of Chairman and CEO simultaneously.
               -------------------------------------------------------------

               At U.S. Trust we believe that a corporations management and board are best at determining whether or not its Chairman and chief executive officer should be split into two positions. Generally, competent and capable CEO's can handle both the CEO and Chairman positions simultaneously. Additionally some smaller capitalization corporations as well as reorganized companies may have a limited roster of executive officers. On the other hand some believe that having the same person hold the positions simultaneously calls into question whether the board can adequately oversee and evaluate the performance of its senior officers. In the end, we believe that a company's board of directors and management are the best in making such a determination, knowing the stresses, responsibilities and constraints on the individuals in these positions.

Paragraph 14 - Shareholder proposals to report on fees paid to the independent auditors.
               ---------------------------------------------------------------

               The annual audit of a company's accounts and statements is a complex process. The cost of the audit is determined mainly by the specific characteristics of each company, which may not be comparable even for companies within the same industry. Thus the comparison of one auditor's fees with those of another auditor for a different company is not meaningful.

Paragraph 15 - Shareholder proposals on the reporting of government service of employees.
               ---------------------------------------------------------------

               The preparation of a report which would disclose any previous government service of employees would entail additional incremental cost to the corporation and would interfere with the day to day responsibilities of the employees of the organization.

Paragraph 16 - Shareholder proposals to report on employment and recruiting practices in relation to the gender or any other characteristics of employees in various job classifications.
               ----------------------------------------------------------------

               The vast majority of companies make concerted efforts to comply with federal and state laws that prohibit employment discrimination. The frequent preparation of detailed reports on such subjects would be costly and would not provide useful information to the shareholders or the public.

Paragraph 17 - Shareholder proposals to prohibit dealings with certain countries.
               -------------------------------------------------------

               U.S. companies universally attempt to comply carefully with laws and regulations governing foreign trade for the simple business reason that to do otherwise incurs major problems and expenses. At the same time, establishing a policy prohibiting business dealings with any country is a foreign policy issue and is a function reserved to the U.S. government.

Paragraph 18 - Shareholder proposals to proclaim political non-partisanship, prohibit political contributions and various practices, to report on past government affiliations of employees or retained outside contractors, and to report upon "lobbying" activities.
               -----------------------------------------------------------------

               With few exceptions, companies comply with Federal and state laws and regulations regarding political and lobbying activities and prohibiting contributions or corporate funds. Companies also generally avoid prescribing or monitoring contributions as individuals, which could be an illegal invasion of their rights as citizens. Companies also avoid incurring potential conflicts of interest from previous affiliations of employees or affiliations of principals in outside contractors such as law firms, consultants and investment bankers. It is expensive and bad business practice to do otherwise. Reporting on affiliations of large number of employees would provide little use to shareholders and would be associated with unnecessary expense.

Paragraph 19 - Shareholder proposals for special reports on aspects of the business, markets, prices and product policies.
               -----------------------------------------------------------

               Most product policy, market position, pricing and similar statistical data relating to the past performance or future direction of a company's operations fall into one of two categories: 1) proprietary information -- of which publication is not in the shareholder's best interests and 2) analytical and operating data -- for which publication is in the shareholder best interests. We believe management is the best judge of determining and releasing type two data and for withholding type one data.

Paragraph 20 - Management proposals to create a governance committee.
               -----------------------------------------------------

               It is in the best interest of corporations to ensure that they are meeting appropriate standards of good corporate governance. To that end, a committee of the board should be established to oversee relevant aspects of corporate governance and to maintain the checks and balances necessary to successfully navigate the hazards of today's business environment. At U.S. Trust, we support the efforts of a company to improve its governance structure and believe that the board and management are best suited to determine whether or not to establish a separate governance committee or to elect to handle those issues through an existing committee of the board.

Paragraph 21 - Shareholder proposals to limit the number of other public company boards on which the CEO serves.
               -----------------------------------------------------------------

               The usual reason cited in proposals to limit the number of public company boards on which the CEO can serve is that the CEO may find his or her limited time taken from the primary responsibilities of running the company. However, we believe that service on multiple boards may enhance the CEO's performance by broadening his or her experience and facilitating the development of a strong peer network. At U.S. Trust we feel that management and the board are best suited to determine the impact of multiple board memberships on the performance of the CEO and, therefore, our voting policy is to vote with management.

Paragraph 22 - Shareholder proposals to limit consulting fees to an amount less than audit fees.
               ----------------------------------------------------------------

               Today's corporations face a complex, challenging and rapidly evolving business environment. In the pursuit of superior shareholder returns, company management will often enlist the advice and assistance of consulting firms. Depending on the circumstances, the best source of consulting advice may be provided by a firm related to that which audits the company's accounts and financial statements. The costs associated with annual audits or consulting engagements are determined by a wide array of changing facts and circumstances. We believe that the proposed limitation could interfere with the successful management of the organization and is therefore not in the best interests of the company's shareholders.

Paragraph 23 - Shareholder proposals to require the expensing of stock options.
               ---------------------------------------------------------------

               Current accounting standards permit, but do not require, the expensing of stock options. At this time, a standard methodology for the expensing of stock options does not exist. We believe that until this issue is thoroughly resolved and the relevant regulatory agencies reach agreement, management is in the best position to determine whether or not a company's stock options should be expensed. At U.S. Trust, our voting policy is to vote with management on this issue.

Paragraph 24 - Shareholder proposals to require that a majority of the board be independent.
               ----------------------------------------------------------------

               U.S. Trust believes that the freedom from both actual conflicts of interest and the appearance of such conflicts are important elements of the effectiveness of the board of directors. While we feel that the vast majority of affiliated and inside directors execute their duties with the utmost degree of objectivity, they may be viewed by some as being less able to effectively analyze company strategy and performance. As such, we are not opposed to proposals requiring that the majority of the board be composed of independent.

PaulHastings /
Paul, Hastings, Janofsky & Walker LLP
75 East 55th Street, New York, New York, 10022-3205 telephone 212-318-6000 / facsimile 212-319-4090 / internet www.paulhastings.com

Atlanta
Beijing
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London
Los Angeles
New York
Orange County
San Diego
San Francisco
Stamford
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Washington, D.C.


(212) 318-6713
christophertafone@paulhastings.com


March 25, 2004                                                       37267.00002


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC   20549

Re:     Excelsior Funds Trust (the "Trust")
        Registration No. (33-78264)
        ---------------------------

On behalf of the Trust and pursuant to Rule 497(c) under the Securities Act of 1933 transmitted herewith is a copy of the final Prospectuses and Statement of Additional Information for a new series of the Trust, the Equity Core Fund, which became effective on March 15, 2004.

Pursuant to Rule 497(g), these Prospectuses have been marked with the registration number and rule number in the upper right hand corner.


Very truly yours,



/s/ Christopher J. Tafone
Christopher J. Tafone
for PAUL, HASTINGS, JANOFSKY & WALKER LLP